EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


                      OCTOBER 2004 MONTHLY OPERATING REPORT
        FOR THE FOUR WEEK PERIOD FROM OCTOBER 3, 2004 TO OCTOBER 30, 2004

DEBTORS' ADDRESS:          Footstar, Inc.
                           933 MacArthur Blvd.
                           Mahwah, NJ 07430

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
----------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Controls

Date: November 15, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report



                                TABLE OF CONTENTS




                                                                       Page

Condensed Consolidated Balance Sheet                                     3

Condensed Consolidated Statements of Operations                          4

Condensed Consolidated Statements of Cash Flows                          5

Notes to Condensed Consolidated Financial Statements                     6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheets                     15

Schedule 2:  Condensed Consolidating Statements of Operations           16

Schedule 3:  Total Disbursements by Debtor Entity                       17

Schedule 4:  Additional Information                                     18
o        Cash Summary
o        Accounts Receivable Aging Summary
o        Summary of Unpaid Post-Petition Accounts Payable
o        Summary of Taxes Payable

Schedule 5:  Certifications                                             20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                October 30, 2004


ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $          138.3
  Amounts due from retail sales                                            19.5
  Accounts receivable, net                                                  9.3
  Inventories                                                             126.8
  Prepaid expenses and other current assets                                24.3
                                                               -----------------
Total current assets                                                      318.2

  Property and equipment, net                                              42.1
  Intangible assets, net                                                   12.0
  Deferred charges and other assets                                         2.4
                                                               -----------------
Total Assets                                                   $          374.7
                                                               =================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                             $           57.3
  Accrued expenses                                                         40.3
  Taxes payable                                                             8.5
                                                               -----------------
Total current liabilities                                                 106.1
  Long-term liabilities                                                    40.7
                                                               -----------------
Total liabilities not subject to compromise                               146.8
                                                               -----------------
Liabilities subject to compromise:
  Secured liabilities                                                       7.1
  Unsecured liabilities                                                   155.6
  Minority interests                                                       15.1
                                                               -----------------
Total liabilities subject to compromise                                   177.8
                                                               -----------------

Minority interests                                                         15.6
                                                               -----------------
Total Liabilities                                                         340.2
                                                               -----------------

Shareholders' Equity:
  Common stock $.0l par value: 100,000,000 shares
  authorized, 30,999,839 shares issued                                      0.3
  Additional paid-in capital                                              337.7
  Treasury stock: 10,711,569 shares at cost                              (310.6)
  Unearned compensation                                                    (0.6)
  Retained earnings                                                         7.7
                                                               -----------------
Total Shareholders' Equity                                                 34.5
                                                               -----------------
Total Liabilities and Shareholders' Equity                     $          374.7
                                                               =================

See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                        (Debtor-In-Possession) CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             For The Period From October 3, 2004 To October 30, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                  Month of           Cumulative
                                                                                  October           Filing to Date
                                                                               --------------      --------------
Net sales                                                                      $        61.5       $       556.9
Cost of sales                                                                           40.4               394.1
                                                                               --------------      --------------
  Gross profit                                                                          21.1               162.8

Store operating, selling, general and administrative expenses                           18.4               164.4
Depreciation and amortization                                                            1.5                17.8
Other income                                                                               -                (9.2)
Interest expense                                                                         0.5                 9.7
                                                                               --------------      --------------
  Income (loss) before reorganization expenses                                           0.7               (19.9)
                                                                               --------------      --------------

Reorganization expenses:
  Store and distribution center closing and related asset impairment costs              (0.5)               33.3
  Gain on settlement of bankruptcy claims                                                  -                (0.7)
  Professional fees                                                                      1.5                12.0
                                                                               --------------      --------------
  Total reorganization expenses                                                          1.0                44.6
                                                                               --------------      --------------

    Loss before income taxes, minority interests and discontinued operations            (0.3)              (64.5)
Provision (benefit) for income taxes                                                     0.1                (6.2)
                                                                               --------------      --------------
    Loss before minority interests and discontinued operations                          (0.4)              (58.3)

Minority interests in net (income) loss of subsidiaries                                 (0.2)               11.8
Loss from discontinued Athletic Segment                                                 (0.1)              (58.2)
Gain from disposal of Athletic Segment                                                   1.5                29.8
                                                                               --------------      --------------
    Net income (loss)                                                          $        0.8        $       (74.9)
                                                                               ==============      ==============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED STATEMENTS OF
                                   CASH FLOWS
             For The Period From October 3, 2004 To October 30, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                    Cumulative
                                                               Month of October    Filing to Date
                                                               ----------------   ----------------

Net cash provided by operating activities                      $           5.8    $          51.7
                                                               ----------------   ----------------

Cash flows provided by investing activities:
Additions to property and equipment                                       (0.1)               2.5)
Proceeds from sale of furniture and equipment                                -                0.3
Net proceeds from sale of Distribution Centers                               -               46.1
Proceeds from sale of Shoezone                                               -                5.4
Proceeds from sale of Athletic Division                                    6.1              227.4
                                                               ----------------   ----------------
Net cash provided by investing activities                                  6.0              276.7
                                                               ----------------   ----------------

Cash flows used in financing activities:
Repayments on notes payable                                                  -             (207.1)
Other                                                                        -               (0.1)
                                                               ----------------   ----------------

Net cash used in financing activities                                        -             (207.2)
                                                               ----------------   ----------------

Net increase in cash and cash equivalents                                 11.8              121.2
Cash and cash equivalents, beginning of period                           126.5               17.1
                                                               ----------------   ----------------

Cash and cash equivalents, end of period                       $         138.3    $         138.3
                                                               ================   ================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly its Athletic Segment, prior to its sale to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.   BANKRUPTCY FILING

Commencing March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

The Company decided to seek bankruptcy protection after management determined it was unable to obtain necessary liquidity from its lending syndicate or additional debt or equity financing. The Company suffered a decline in its liquidity primarily resulting from the unprofitable results in the Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction accepting all types of bids with respect to its Athletic Segment, including, but not limited to going concern bids, liquidation bids, lease purchase bids, and any combination of the foregoing. On April 6, 2004, the Court established procedures for the sale (the "Procedures Order"). (See Note 5 regarding the sale of the Athletic Segment).

Within the Meldisco Segment, the Company has exited the footwear departments in 26 stores operated by subsidiaries of Federated Department Stores, Inc. ("Federated"), has exited the footwear departments in 44 Gordmans, Inc. ("Gordmans") stores, has closed 13 Shoe Zone stores and has sold 26 Shoe Zone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans was approximately $8.0 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, was approximately $9.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report

Under the Bankruptcy Code, the Company has the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against the Company in the Court in accordance with the Bankruptcy Code. The Company expects that as a result of its rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, the Company may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including the Company's cure of all prior defaults, including liabilities there under arising prior to the Petition Date. The Company expects that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on its consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against the Company, the Company is unable to project the magnitude of such claims with any degree of certainty. The Company has incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

Under the Procedures Order, the Company pursued the sale of certain other assets, including its distribution centers in Mira Loma, California ("Mira Loma"), and Gaffney, South Carolina ("Gaffney"). The Company sold Mira Loma to Thrifty Oil Co. ("Thrifty") for approximately $28 million. Pursuant to the terms of the pertinent sales documents, Thrifty has leased Mira Loma to FMI International LLC, a logistics provider, which has agreed to provide the Company with warehousing and distribution services for Meldisco for the next eight years under an operating lease agreement. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $23.3 million. The Company sold Gaffney to Automated Distributions Systems, L.P., a logistics provider, for approximately $20.2 million ($18.8 million after closing expenses). The sale of Gaffney closed on September 28, 2004. The final purchase price resulted in a gain of approximately $0.5 million.

In order to exit Chapter 11 successfully, the Company will need to propose and obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. The Company filed its Chapter 11 plan on November 12, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11, if at all. The Company's future results depend on the timely and successful confirmation and implementation of a Chapter 11 plan.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


3.   BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") is in a format prescribed by the applicable bankruptcy laws. The information in the MOR has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting. The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of October results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

On September 3, 2004, the Company filed its Form 10-K for the fiscal year ended December 28, 2002 with the Securities and Exchange Commission. This filing included financial results for 2002 and restated financial results for 2001 and 2000. Accordingly, the originally issued financial statements for the restated periods should no longer be relied upon. The Company has processed adjustments to opening retained earnings related to 2002 and prior of approximately $2.1 million and is in the process of finalizing the results for fiscal 2003, which has resulted in an adjustment to opening retained earnings of approximately $2.3 million. The Company may record future retained earnings adjustments for 2003 as it continues the process of becoming current in its filings.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending October 30, 2004. The Company has utilitized certain estimates in recording these transactions and upon finalization of the closing of these transactions, these estimates may be subject to revision. Any changes to these estimates will be reflected in future periods. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report

Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

The MOR has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Court set July 30, 2004 as the latest date for which proof of claims can be filed by the creditors of the Company and August 30, 2004 for government entities (excluding the U.S. Internal Revenue Service for which the date was October 29, 2004) for amounts relating to periods prior to the Petition Date (pre-petition liabilities). The Company is in the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

4.   THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240.0 million (including a sub-limit of $75 million for letters of credit) and a term loan of $60.0 million. The DIP Credit Agreement had a term of two years.

As a result of the recent aforementioned asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of DIP financing available for the operating needs of the Company's smaller business base. By Court order dated July 22, 2004, the Debtors further amended the DIP Credit Agreement to also provide for financing upon emergence from Chapter 11 (as so amended, the "DIP and Exit Facility"). Under the DIP and Exit Facility, the Company will have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. Upon emergence from Chapter 11, the Company may, at its option, convert the DIP and Exit Facility to post-emergence financing ("Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. Borrowings under the DIP and Exit Facility will bear interest at Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at the Company's option, with the applicable margin at any time based on excess availability levels.

The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years. As of October 30, 2004, there were no loans outstanding under the DIP and Exit Facility.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report

The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master License Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. The lenders have extended the time for the delivery of the 2003 annual consolidated financial statements and certain compliance certifications until, unless otherwise agreed, the earlier to occur of January 31, 2005 or the date the Company emerges from Chapter 11.

5.   DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of its initial restructuring plans, after filing for Chapter 11 the Company closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

The Company obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of the Debtors' 88 Just For Feet locations. In connection therewith, the Company employed Hilco Merchant Resources LLC to act as the Company's liquidation agent to maximize the value of the inventory at these stores.

With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), the Company employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.2 million prior to mitigation. As of October 30, 2004, the Company has mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.3 million. Of this amount, $3.1 million has been paid to date resulting in a remaining obligation of $49.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


On April 21, 2004, the Company received Court approval to sell to certain affiliates of Foot Locker, Inc. (collectively "Foot Locker") 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations which were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. In the month of October, the escrow deposit was released on three stores and approximately $1.3 million has been received by the Company and reflected as part of the gain on sale of the Athletic Segment. As of October 30, 2004 the estimated gain on the sale of the Athletic Segment, including the effect of closing the underperforming stores, is approximately $29.8 million. The $29.8 million will increase by the amount of the escrowed cash that is released to the Company. The final allocation of the purchase price may result in an adjustment between the gain from disposal and the loss from discontinued operations of the Athletic Segment.

6.   MELDISCO'S RELATIONSHIP WITH KMART

The business relationship between Meldisco and Kmart is extremely important to the Company, particularly now that the Company has exited all of its Athletic Segment businesses and some of its other Meldisco businesses. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would have a material adverse effect on the Company. The Master License Agreement and the license agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master License Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


Under the Master License Agreement, Kmart may audit the books and records of the Shoemart Subsidiaries. In addition, the Company may audit the deductions taken by Kmart from the weekly sales proceeds. These audits for fiscal years 1999-2003 are in process. On August 12, 2004, the Company filed its motion to assume the Master License Agreement. If the Bankruptcy Court authorizes the assumption of the Master License Agreement, Section 365 of the Bankruptcy Code requires the Company to cure existing defaults under the Master License Agreement. The Bankruptcy Code characterizes such cure obligations as administrative expenses of the Debtors' estate. The Company estimates that it owes Kmart approximately $18.0 million as cure for defaults under the Master License Agreement. Kmart asserts that the Company owes Kmart approximately $56 million in cure obligations under the Master License Agreement. On September 30, 2004, Kmart objected to the Company's motion, challenging (i) the assumability of the Master License Agreement and (ii) the cure amount associated with the assumption. Additionally, Kmart cross-moved to lift the automatic stay extant under section 362 of the Bankruptcy Code so that Kmart could terminate the Master License Agreement. The Bankruptcy Court has scheduled a hearing on December 15, 2004 to determine the assumability of the Master License Agreement. No hearing has been scheduled regarding fixing the cure amount associated with assuming the Master License Agreement.

In June 2004 and August 2004, Kmart announced the sale of an additional 54 and 18 stores to other retailers, respectively. The effect of these additional store closings could have a material adverse effect on the financial position and results of operations of the Company.

7.   LIABILITIES SUBJECT TO COMPROMISE

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim. As previously noted, the bar date for creditors was July 30, 2004 and the bar date for government entities was August 30, 2004 (excluding the U.S. Internal Revenue Service for which the date was October 29, 2004). Differences between liability amounts recorded by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of allowable claims. The Debtors will continue to evaluate the amount of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report

8.   LEGAL PROCEEDINGS

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

With Court approval, Footstar and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. Footstar is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

9.   REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $1.9 million and $19.6 million for the current period and filing to date period, respectively. Of this amount, $0.4 million and $7.6 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.  INCOME TAXES

The Company has established a valuation allowance for substantially all of its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision for taxes on the earnings of the Company's 51%-owned subsidiaries as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".


11.  ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


12.  CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                              (amounts in millions)


                                                                                                            SCHEDULE 1

                                                              Athletic        Meldisco
                                                              Division        Division        Corporate        Total
                                                            -------------    ------------   -------------   ------------
ASSETS
------
Current Assets:
  Cash and cash equivalents                                 $        0.2     $       0.8    $      137.3    $     138.3
  Amounts due from retail sales                                      0.1            19.4               -           19.5
  Accounts receivable, net                                           2.0             5.5             1.8            9.3
  Inventories                                                        0.2           129.7            (3.1)         126.8
  Prepaid expenses and other current assets                          0.7            17.6             6.0           24.3
  Intercompany                                                     226.3           448.4          (674.7)             -
                                                            -------------    ------------   -------------   ------------
Total current assets                                               229.5           621.4          (532.7)         318.2

  Property and equipment, net                                          -             3.7            38.4           42.1
  Intangible assets, net                                               -               -            12.0           12.0
  Deferred charges and other assets                                  0.1            (0.9)            3.2            2.4
                                                            -------------    ------------   -------------   ------------
Total Assets                                                $      229.6     $     624.2    $     (479.1)   $     374.7
                                                            =============    ============   =============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                          $       (1.3)    $      57.1    $        1.5    $      57.3
  Accrued expenses                                                   3.1             9.7            27.5           40.3
  Taxes payable                                                      7.1            (2.1)            3.5            8.5
                                                            -------------    ------------   -------------   ------------
Total current liabilities                                            8.9            64.7            32.5          106.1
  Long-term liabilities                                                -             0.5            40.2           40.7
                                                            -------------    ------------   -------------   ------------
Total liabilities not subject to compromise                          8.9            65.2            72.7          146.8
                                                            -------------    ------------   -------------   ------------
Liabilities subject to compromise:
  Secured liabilities                                                  -               -             7.1            7.1
  Unsecured liabilities                                            103.6            39.6            12.4          155.6
  Minority interests                                                   -            15.1               -           15.1
                                                            -------------    ------------   -------------   ------------
Total liabilities subject to compromise                            103.6            54.7            19.5          177.8
                                                            -------------    ------------   -------------   ------------

Minority interests                                                     -            15.6               -           15.6
                                                            -------------    ------------   -------------   ------------
Total Liabilities                                                  112.5           135.5            92.2          340.2
                                                            -------------    ------------   -------------   ------------

Shareholders' Equity:
  Common stock                                                         -              -              0.3            0.3
  Additional paid-in capital                                       264.7          111.0            (38.0)         337.7
  Treasury stock                                                       -              -           (310.6)        (310.6)
  Unearned compensation                                                -              -             (0.6)          (0.6)
  Retained earnings (deficit)                                     (147.6)         377.7           (222.4)           7.7
                                                            -------------    ------------   -------------   ------------
Total Shareholders' Equity (Deficit)                               117.1          488.7           (571.3)          34.5

Total Liabilities and Shareholders' Equity (Deficit)        $      229.6        $ 624.2     $     (479.1)   $     374.7
                                                            =============    ============   =============   ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              For The Period From August 29, 2004 To October 2, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                                                SCHEDULE 2

                                                                 Athletic        Meldisco
                                                                 Division        Division      Corporate          Total
                                                                 ---------       ---------      ---------       ---------
Net sales                                                        $      -        $   61.5       $      -        $   61.5
Cost of sales                                                           -            41.6           (1.2)           40.4
                                                                 ---------       ---------      ---------       ---------

Gross profit                                                            -            19.9            1.2            21.1

Store operating, selling, general
and administrative expenses                                             -            16.7            1.7            18.4
Depreciation and amortization                                           -             1.2            0.3             1.5
Other income                                                            -               -              -               -
Interest (income) expense                                               -            (1.1)           1.6             0.5


Income (loss) before reorganization expenses                            -             3.1           (2.4)            0.7
                                                                 ---------       ---------      ---------       ---------

Reorganization expenses:
Store and distribution center closing and
related asset impairment costs                                          -            (0.5)             -            (0.5)
Gain on settlement of bankruptcy claims                                 -               -              -               -
Professional fees                                                       -             1.5              -             1.5
                                                                 ---------       ---------      ---------       ---------
Total reorganization expenses                                           -             1.0              -             1.0
                                                                 ---------       ---------      ---------       ---------

Income (loss) before income taxes,
minority interests and discontinued operations                          -             2.1           (2.4)           (0.3)
Provision for income taxes                                              -             0.1              -             0.1
                                                                 ---------       ---------      ---------       ---------
Income (loss) before minority interests
and discontinued operations                                             -             2.0           (2.4)           (0.4)

Minority interests in net income of subsidiaries                        -            (0.2)             -            (0.2)
Loss from discontinued Athletic Segment                              (0.1)              -              -            (0.1)
Gain from disposal of Athletic Segment                                1.5               -              -             1.5
                                                                 ---------       ---------      ---------       ---------

Net (loss) income                                                $    1.4        $    1.8       $   (2.4)       $    0.8
                                                                 =========       =========      =========       =========


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report




                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From October 3 to October 30, 2004 amounted to $41.000 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered


                                   EXHIBIT #1
                             OCTOBER MOR SCHEDULE 3
                             ----------------------

                                                                                                      TOTAL
CASE NO. 04-            DEBTOR                                                                    DISBURSEMENTS
------------            ------                                                                    -------------

22350              Footstar, Inc.                                                                           0
22351              Footstar Corporation                                                            12,914,495
22352              Apache-Minnesota Thom Mcan, Inc.                                                        54
22353              ATHLETIC ATTIC OF TEXAS, INC.                                                            0
22354              Athletic Center, Inc.                                                                   58
22355              Feet Center, Inc.                                                                      233
22356              Feet of Colorado, Inc.                                                              19,797
22357              Footaction Center, Inc.                                                              7,404
22358              Footstar Center, Inc.                                                                    0
22359              FWS I, INC.                                                                              0
22360              FWS II, INC.                                                                             0
22361              LFD I, INC.                                                                              0
22362              LFD II, INC.                                                                             0
22363              Mall of America Fan Club, Inc.                                                          18
22364              Meldisco H.C., Inc.                                                                 40,358
22365              Miles Shoes Meldisco Lakewood, Colorado, Inc.                                       20,420
22366              SHOE ZONE CENTER, INC.                                                                   0
22367              STELLAR WHOLESALING, INC.                                                           18,143
22368              Nevada Feet, Inc.                                                                    4,928
22369              CONSUMER DIRECT WAUSAU, INC.                                                             0
22370              CD SERVICES LLC                                                                          0
22371              Footstar HQ, LLC                                                                         0
22372              FA SALES LLC                                                                             0
22373              CDIRECT, INC.                                                                            0
22374              LFD Operating, Inc.                                                                      0
22375              LFD Today, Inc.                                                                          0
22376              Feet HQ, Inc.                                                                      185,600
22377              FA HQ, Inc.                                                                         10,735
22378              AP LLC                                                                                   0
27000              MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                         389
27001              MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                      18
27002              MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                          182
27003              MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                   245
27004              MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                 0
27005              MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                     298
27006              MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                  18
27007              MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                          77
27008              MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                             188
27009              MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                         54
27010              MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                      575
27011              MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                      18
27012              MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                        43
27013              MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                               18
27014              MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                    142
27015              MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                         18
27016              MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                          0
27017              MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                               40
27018              MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                       18


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27019              MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                           18
27020              MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                              18
27021              MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                     423
27022              MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                       471
27023              MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                         0
27024              MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                            0
27025              MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                           345
27026              MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                      354
27027              MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                          761
27028              MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                   340
27029              MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                         18
27030              MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                               0
27031              MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                           79
27032              MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                         79
27033              MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                        160
27034              MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                           88
27035              MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                18
27036              MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                       18
27037              MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                            18
27038              MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                           18
27039              MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                        0
27040              SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                               14,098
27041              SHOE ZONE #8415                                                                     14,951
27042              MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                      538
27043              SHOE ZONE #8414                                                                     10,396
27044              MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                      253
27045              SHOE ZONE FAIRWAY CENTER, INC.                                                           9
27046              SHOE ZONE #8418                                                                      9,621
27047              SHOE ZONE 8432, INC.                                                                11,423
27048              MELDISCO/PAY LESS YELM, WA., INC.                                                      910
27049              MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                            0
27050              SHOE ZONE 8439, INC.                                                                15,090
27051              MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                  573
27052              MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                  13,244
27053              MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                  528
27054              MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                      406
27056              MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                        521
27057              SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                     10,583
27058              SHOE ZONE #8412                                                                     11,298
27059              MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                       471
27060              MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                407
27061              MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                               444
27062              SHOE ZONE 8428, INC.                                                                10,066
27063              SHOE ZONE 8421, INC.                                                                10,308
27064              MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                       492
27065              MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                         536
27067              SHOE ZONE 8436, INC.                                                                 9,132
27068              WESTHEIMER SHOE ZONE, INC.                                                               0
27069              SHOE ZONE 8433, INC.                                                                 9,648
27070              MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                           597
27071              MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                       804
27072              MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                   474
27073              MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                               691
27074              MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                894
27075              SUNLAND SHOE ZONE, INC.                                                                  0
27076              SHOE ZONE #8400                                                                     13,610
27077              SHOE ZONE #8401                                                                      9,571

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27078              SHOE ZONE #8402                                                                     10,389
27079              SHOE ZONE #8403                                                                     18,961
27080              MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                       778
27081              SHOE ZONE #8419                                                                     13,420
27082              SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                           936
27083              MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                        370
27084              SHOE ZONE #8406                                                                     10,544
27085              SHOE ZONE #8404                                                                     17,985
27086              SHOE ZONE #8407                                                                     18,160
27087              SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                 19,401
27088              SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                       16,964
27089              SHOE ZONE 8435, INC.                                                                 8,973
27090              MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                         461
27091              SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                         0
27092              MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                      15
27093              MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                              37
27094              MELDISCO - GORD 10001 GRANT ST., CO., INC.                                              32
27095              MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                       18
27096              MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                   22
27097              MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                          46
27098              MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                       41
27099              MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                              34
27100              MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                             23
27101              MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                            18
27102              MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                            18
27103              MELDISCO/PAY LESS SANDY, UT., INC.                                                     302
27104              MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                       65
27105              MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                              30
27106              MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                            23
27107              MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                           18
27108              MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                     21
27109              MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                            32
27110              MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                               236
27111              MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                        19
27112              MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                   30
27113              MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                          29
27114              MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                        61
27115              MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                      18
27116              KLECKLEY AVENUE SHOE ZONE, INC.                                                        427
27117              MELDISCO - MCE 100 MAIN ST., NY., INC.                                                   0
27118              MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                 42
27119              MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                               0
27120              MELDISCO - BM 2525 MAIN STREET, WA., INC.                                               18
27121              MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                            45
27122              MELDISCO - GORD 4401 27TH ST., IL., INC.                                                15
27123              MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                        287
27124              MELDISCO - GORD 4600 VINE ST., NE., INC.                                                37
27125              MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                          15
27126              BELLAIRE GESSNER SHOE ZONE, INC.                                                       241
27127              MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                             37
27128              SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                   25,930
27129              MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                             42
27130              MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                             25
27131              MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                           0
27132              MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                           36
27133              MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                               39
27134              MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                               21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27135              MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                  265
27136              MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                              24
27137              MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                             0
27138              MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                             0
27139              MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                               0
27140              MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                          677
27141              MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                            43
27142              MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                         40
27143              MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                      61
27144              MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                746
27145              MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                        674
27146              MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                       242
27147              MELDISCO/PAY LESS CANBY, OR., INC.                                                     406
27148              MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                  582
27149              MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                           883
27150              MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                       377
27151              MELDISCO/PAY LESS BREMERTON, WA., INC.                                               1,102
27152              MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                               561
27153              MELDISCO/PAY LESS BLAINE, WA., INC.                                                    369
27154              MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                           316
27155              MELDISCO/PAY LESS ASHLAND, OR., INC.                                                   744
27156              MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                               560
27157              MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                540
27158              MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                     708
27159              MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                      866
27160              MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                       649
27161              MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                          524
27162              MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                          992
27163              MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                         0
27164              MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                              4
27165              MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                             6
27166              MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                         0
27167              MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                      424
27168              MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                          529
27169              MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                            399
27170              MELDISCO - MCE 420 FULTON ST., NY., INC.                                                78
27171              MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                             0
27172              MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                   729
27173              MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                       764
27174              MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                           601
27175              MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                              0
27176              MELDISCO/PAY LESS ANACORTES, WA., INC.                                                 770
27177              MELDISCO/PAY LESS ALOHA, OR., INC.                                                     618
27178              MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                  741
27179              MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                          1,613
27180              Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                              59
27181              MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                               422
27182              MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                           18
27183              MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                            755
27184              MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                     94
27185              MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                     0
27186              MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                           0
27187              MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                    0
27188              ROCKLAND PLAZA SHOE ZONE, INC.                                                           0
27189              NORTHLINE MALL SHOE ZONE, INC.                                                          15
27190              MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                           27
27191              MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                            22

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27192              MELDISCO - MCW 414 K ST., CA., INC.                                                     18
27193              MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                       30
27194              MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                              18
27195              MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                     0
27196              SHARPSTOWN SHOE ZONE, INC.                                                              87
27197              MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                      524
27198              MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                           514
27199              MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                550
27200              MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                              462
27201              MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                             0
27202              MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                          18
27203              MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                             18
27204              MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                       18
27205              MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                          18
27206              MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                             18
27207              MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                            18
27208              MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                   887
27209              MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                     461
27210              MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                           383
27211              MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                            616
27212              MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                      477
27213              MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                      1,384
27214              MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                           948
27215              MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                        455
27216              MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                   651
27217              MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                      2,402
27218              MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                        410
27219              MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                       267
27220              MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                            37
27221              MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                             22
27222              MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                        39
27223              MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                    10
27224              MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                               730
27225              MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                           535
27226              MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                      661
27227              MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                       558
27228              MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                              0
27229              MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                             527
27230              MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                    413
27231              MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                            0
27232              MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                              609
27233              MELDISCO/PAY LESS PULLMAN, WA., INC.                                                   621
27234              MELDISCO/PAY LESS RENTON, WA., INC.                                                      0
27235              MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                 79
27236              MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                          0
27237              MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                           18
27238              MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                          15
27239              MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                            20
27240              MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                               0
27241              MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                191
27242              MELDISCO/PAY LESS STANWOOD, WA., INC.                                                  741
27243              MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                         396
27244              MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                    574
27245              MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                           1,838
27246              MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                        422
27247              MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                      471
27248              MELDISCO/PAY LESS 12TH ST, CO., INC.                                                   470

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27249              MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                       377
27250              MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                        406
27251              MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                               0
27252              MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                          456
27253              MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                        498
27254              MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                         853
27255              MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                     708
27256              MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                     843
27257              MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                              479
27258              MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                584
27259              MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                               890
27260              MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                        801
27261              MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                            866
27262              MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                           961
27263              MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                         512
27264              MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                           842
27265              MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                          505
27266              MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                            736
27267              MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                         616
27268              MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                     365
27269              MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                       578
27270              MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                          553
27271              MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                       411
27272              MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                              0
27273              MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                    959
27274              MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                        779
27275              MELDISCO/PAY LESS YUMA, AZ., INC.                                                      750
27276              MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                       369
27277              MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                          426
27278              MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                         263
27279              MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                             421
27280              MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                             1,235
27281              MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                              556
27282              MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                  562
27283              MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                            515
27284              MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                 483
27285              MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                          1,136
27286              MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                             629
27287              MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                            405
27288              MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                    599
27289              MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                       241
27290              MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                           368
27291              MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                            1,087
27292              MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                        1,934
27293              MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                           712
27294              MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                  396
27295              MELDISCO/PAY LESS LITTLETON, CO., INC.                                                 394
27296              MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                             25
27297              MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                            34
27298              MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                     1,004
27299              MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                          428
27300              MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                              403
27301              MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                             340
27302              MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                0
27303              MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                        824
27304              Galleria Pavilion Feet, Inc.                                                             0
27305              MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                           767

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27306              MELDISCO K-M MCGALLIARD RD IND INC                                                  12,577
27307              MELDISCO K-M LANCASTER, OHIO, INC.                                                  15,950
27308              MELDISCO K-M MIAMI, FLA., INC.                                                      29,740
27309              MELDISCO K-M MADAWASKA, MAINE, INC.                                                 12,515
27310              MELDISCO K-M MARATHON, FLA., INC.                                                   10,163
27311              MELDISCO K-M MARTINEZ, GA., INC.                                                    10,413
27312              MELDISCO K-M JESUP, GA., INC.                                                        8,595
27313              MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                          10,468
27314              MELDISCO K-M HURON, S.D., INC.                                                      13,843
27315              MELDISCO K-M HOLYOKE, MASS., INC.                                                   30,301
27316              MELDISCO K-M HIGHWAY 58, TENN., INC.                                                 7,362
27317              MELDISCO K-M CONNERSVILLE IND INC                                                    8,018
27318              MELDISCO K-M LACEY, WASH., INC.                                                     14,667
27319              MELDISCO K-M KINGMAN, ARIZ., INC.                                                   13,556
27320              MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                 10,690
27321              MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                          16,294
27322              MELDISCO K-M MOORESTOWN, N.J., INC.                                                 22,515
27323              MELDISCO K-M LAKE ST., MINN., INC.                                                  42,666
27324              MELDISCO K-M DEPEW, N.Y., INC.                                                      32,415
27325              MELDISCO K-M DAVENPORT, IA., INC.                                                    7,477
27326              MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                             11,506
27327              MELDISCO K-M FRANKFORT, KY., INC.                                                   12,025
27328              MELDISCO K-M FAIRHAVEN, MASS., INC.                                                 24,166
27329              MELDISCO K-M ELKTON, MD., INC.                                                      19,089
27330              MELDISCO K-M DOUGLASVILLE, GA., INC.                                                11,923
27331              MELDISCO K-M SMITHFIELD, N.C., INC.                                                  7,846
27332              MELDISCO K-M HERTEL AVE., N.Y., INC.                                                33,891
27333              MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                             13,517
27334              MELDISCO K-M SPRINGFIELD, ORE., INC.                                                     0
27335              MELDISCO K-M SOLON, OHIO, INC.                                                      15,795
27336              MELDISCO K-M ALGONA, IOWA, INC.                                                     10,245
27337              CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                              14,097
27338              MELDISCO K-M WOODBURY AVE., N.H., INC.                                              14,491
27339              MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                         19,507
27340              MELDISCO K-M SUPERIOR, WISC., INC.                                                  11,120
27341              MELDISCO K-M ANAHEIM, CAL., INC.                                                    19,705
27342              MELDISCO K-M BEAUFORT, S.C., INC.                                                   10,511
27343              MELDISCO K-M AURORA AVE., WASH., INC.                                               16,607
27344              MELDISCO K-M ARAMINGO AVE., PA., INC.                                               49,826
27345              MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                           667
27346              MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                        476
27347              MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                      294
27348              MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                           439
27349              MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                             574
27350              MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                       598
27351              MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                     556
27352              MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                  441
27353              MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                         667
27354              MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                        815
27355              MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                          439
27356              MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                  334
27357              MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                  1,035
27358              MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                         423
27359              MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                         399
27360              MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                        805
27361              MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                         941
27362              MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                         1,340

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27363              MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                        363
27364              MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                           724
27365              MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                        1,986
27366              MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                      534
27367              MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                         639
27368              MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                    304
27369              MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                       1,137
27370              MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                         1,876
27371              MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                        382
27372              MELDISCO/PAY LESS EDMONDS, WA., INC.                                                   835
27373              MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                    629
27374              MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                       336
27375              MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                     434
27376              MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                        464
27377              MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                           596
27378              MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                319
27379              MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                      870
27380              MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                       461
27381              MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                         387
27382              MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                  706
27383              MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                             455
27384              MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                   918
27385              MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                    587
27386              MELDISCO/PAY LESS SEASIDE, OR., INC.                                                 2,083
27387              MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                              907
27388              MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                 1,823
27389              MELDISCO/PAY LESS NORTH BEND, OR., INC.                                              1,197
27390              MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                              717
27391              MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                      242
27392              MELDISCO/PAY LESS 7000 SO., UT., INC.                                                  493
27393              MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                        293
27394              MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                          558
27395              MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                         249
27396              MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                     512
27397              MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                   393
27398              MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                          810
27399              MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                     477
27400              MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                         270
27401              MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                              438
27402              MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                341
27403              MELDISCO/PAY LESS 3300 SO., UT., INC.                                                  436
27404              MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                            315
27405              MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                            414
27406              MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                        680
27407              MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                   0
27408              MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                978
27409              MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                           308
27410              MELDISCO/PAY LESS SEDONA, AZ., INC.                                                  1,385
27411              MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                742
27412              MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                              509
27413              MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                   0
27414              MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                344
27415              MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                              406
27416              MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                     938
27417              MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                      246
27418              MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                       296
27419              MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                      635

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27420              MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                       293
27421              MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                         652
27422              MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                         558
27423              MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                       183
27424              MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                     1,115
27425              MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                              609
27426              MELDISCO/PAY LESS LACEY, WA., INC.                                                     419
27427              MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                  438
27428              MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                620
27429              MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                              418
27430              MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                              593
27431              MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                               579
27432              MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                        483
27433              MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                    416
27434              MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                             618
27435              MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                  308
27436              MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                   336
27437              MELDISCO/PAY LESS COLFAX, CO., INC.                                                    473
27438              MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                 535
27439              MELDISCO/PAY LESS BROADWAY, CO., INC.                                                  562
27440              MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                     519
27441              MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                       0
27442              MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                     559
27443              MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                  570
27444              MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                        631
27445              MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                      431
27446              MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                            755
27447              MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                            563
27448              MELDISCO/PAY LESS CALDWELL, ID., INC.                                                  473
27449              MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                 324
27450              MELDISCO/PAY LESS BOULDER, CO., INC.                                                   489
27451              MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                 523
27452              MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                             369
27453              MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                         339
27454              MELDISCO/PAY LESS OREM, UT., INC.                                                      633
27455              MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                             525
27456              MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                      562
27457              MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                              865
27458              MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                           794
27459              MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                        882
27460              MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                 698
27461              MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                       1,039
27462              MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                            755
27463              MELDISCO/PAY LESS DENVER, CO., INC.                                                    406
27464              MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                           476
27465              MELDISCO/PAY LESS GREELEY, CO., INC.                                                   548
27466              MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                         901
27467              MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                     534
27468              MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                          356
27469              MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                      575
27470              MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                  281
27471              MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                          825
27472              MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                575
27473              MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                             852
27474              MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                        504
27475              MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                       639
27476              MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                     461

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27477              MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                     799
27478              MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                           390
27479              MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                419
27480              MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                         965
27481              MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                     415
27482              MELDISCO/PAY LESS 28TH ST., CO., INC.                                                  283
27483              MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                    756
27484              MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                        881
27485              MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                  452
27486              MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                      668
27487              MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                        564
27488              MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                     1,029
27489              MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                              383
27490              MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                           327
27491              MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                        367
27492              MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                               431
27493              MELDISCO/PAY LESS 24TH ST., UT., INC.                                                  618
27494              MELDISCO/PAY LESS 635 EAST, UT., INC.                                                  428
27495              MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                       660
27496              MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                  463
27497              MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                0
27498              MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                       1,147
27499              MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                            501
27500              Valley View Shopping Ctr. Footaction, Inc.                                              18
27501              Washington Footaction, Inc.                                                              0
27502              Southwest Center Footaction, Inc.                                                       18
27503              MELDISCO K-M MURRELLS INLET, SC., INC.                                               9,721
27504              La Plaza Mall Footaction, Inc.                                                          18
27505              BERKLEY MALL FOOTACTION, INC.                                                           18
27506              Parkdale Mall Footaction, Inc.                                                          18
27507              Ocean County Mall Footaction, Inc.                                                       0
27508              Puente Hills Footaction, Inc.                                                          454
27509              Mall of Americas Footaction, Inc.                                                       18
27510              Mall St. Vincent Footaction, Inc.                                                       18
27511              Forest Village Park Footaction, Inc.                                                    18
27512              Washington Square Footaction, Inc.                                                      18
27513              Acadiana Footaction, Inc.                                                                0
27514              Albany Mall Footaction, Inc.                                                            18
27515              Albuquerque Footaction, Inc.                                                            18
27516              Aurora Footaction, Inc.                                                                 18
27517              Baldwin Hills Footaction, Inc.                                                          18
27518              Bergen Footaction, Inc.                                                                 26
27519              The Parks Footaction, Inc.                                                              18
27520              Stony Brook Footaction, Inc.                                                             0
27521              St. Louis Center Footaction, Inc.                                                       18
27522              South Park Mall Footaction, Inc.                                                        18
27523              COLUMBIA FOOTACTION, INC.                                                               18
27524              Collin Creek Footaction, Inc.                                                           18
27525              Birchwood Mall Footaction, Inc.                                                          0
27526              Hanes Mall Footaction, Inc.                                                          4,186
27527              Tulsa Promenade Footaction, Inc.                                                        18
27528              MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                               0
27529              Westfarms Open Country, Inc.                                                            18
27530              Cumberland Mall Footaction, Inc.                                                        18
27531              Eagle Ridge Footaction, Inc.                                                           132
27532              Almeda Footaction, Inc.                                                                 18
27533              EASTLAND MALL FOOTACTION, INC.                                                          18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27534              Edison Mall Footaction, Inc.                                                            18
27535              Topanga Footaction, Inc.                                                               147
27536              So. Orange Ave. Open Country, Inc.                                                       0
27537              MELDISCO K-M 901-99 MARKET ST., PA., INC.                                           45,304
27538              MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                           50,481
27539              White Plains Galleria Footaction, Inc.                                                   0
27540              Willowbrook Mall Footaction, Inc.                                                       18
27541              MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                         11,108
27542              HOMEWOOD, ILL., MELDISCO K-M, INC.                                                  38,870
27543              BELLEVILLE, IL., MELDISCO K-M, INC.                                                 12,273
27544              Madison Square Mall Footaction, Inc.                                                    18
27545              The Plaza Footaction, Inc.                                                              18
27546              Rio-West Mall Footaction, Inc.                                                          18
27547              Rock Hill Mall Footaction, Inc.                                                         18
27548              Signal Hill Mall Footaction, Inc.                                                       18
27549              Las Americas Footaction, Inc.                                                          427
27550              16300 HARLEM, IL., MELDISCO K-M, INC.                                               37,573
27551              CRESTWOOD, IL., MELDISCO K-M, INC.                                                  15,656
27552              MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                        23,867
27553              MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                             23,662
27554              MELDISCO K-M 200 KENT LANDING, MD., INC.                                            16,559
27555              MELDISCO K-M 19TH ST., TX., INC.                                                    18,658
27556              COURT ST., ILL., MELDISCO K-M, INC.                                                 22,616
27557              MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                              32,519
27558              MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                            16,686
27559              MELDISCO K-M 400 WESTERN AVE., MA., INC.                                            24,064
27560              MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                            16,683
27561              MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                         22,085
27562              MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                            15,361
27563              MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                           10,832
27564              MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                       23,322
27565              MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                          26,024
27566              MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                       11,837
27567              MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                          55,665
27568              MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                          15,630
27569              MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                          31,162
27570              MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                        21,610
27571              MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                         26,399
27572              MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                              20,754
27573              MELDISCO K-M 8TH ST., FL., INC.                                                     23,888
27574              MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                      9,053
27575              MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                       15,727
27576              MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                              17,226
27577              MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                         149,115
27578              MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                         20,025
27579              MELDISCO K-M 104 DANBURY RD., CT., INC.                                                135
27580              MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                          17,673
27581              MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                22,963
27582              MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                     16,627
27583              MELDISCO K-M 770 BROADWAY, N.Y., INC.                                               44,600
27584              CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                         26,645
27585              MELDISCO K-M 511 W. SANILAC, MI., INC.                                              17,517
27586              MELDISCO K-M MIDWAY PARK, N.C., INC.                                                10,003
27587              MELDISCO K-M 480 WEST ST., N.H., INC.                                               15,783
27588              MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                      15,229
27589              MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                            20,011
27590              MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                        26,673

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27591              MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                            27,414
27592              MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                        22,977
27593              MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                           10,591
27594              MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                          16,825
27595              MELDISCO K-M 10501 PINES BLVD., FL., INC.                                           21,552
27596              MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                24,486
27597              MELDISCO K-M MITCHELL, S.D., INC.                                                   12,634
27598              MELDISCO K-M LOS BANOS, CA., INC.                                                   15,909
27599              MELDISCO K-M LUFKIN, TX., INC.                                                      10,435
27600              MELDISCO K-M LUMBERTON, N.C., INC.                                                  13,114
27601              MELDISCO K-M LOCK HAVEN, PA., INC.                                                  16,866
27602              MELDISCO K-M LONG BEACH, MS., INC.                                                   7,942
27603              MELDISCO K-M LORAIN, OH., INC.                                                      21,852
27604              MELDISCO K-M LARAMIE, WY., INC.                                                      8,988
27605              MELDISCO K-M MALONE, N.Y., INC.                                                     20,350
27606              MELDISCO K-M MAPLEWOOD, MO., INC.                                                   15,723
27607              MELDISCO K-M MARKET PLACE, AL., INC.                                                10,226
27608              MELDISCO K-M MARSHALL, MN., INC.                                                     9,757
27609              FOREST PARK, IL., MELDISCO K-M, INC.                                                27,170
27610              FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                           16,819
27611              MELDISCO K-M 875 EAST "H" ST., CA., INC.                                            18,547
27612              MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                     60,257
27613              MELDISCO K-M MONROE, N. C., INC.                                                    14,623
27614              MELDISCO K-M WEST 3RD ST IND INC                                                    11,908
27615              MELDISCO K-M GROVE CITY, OH., INC.                                                  23,791
27616              MELDISCO K-M 2828 N BROADWAY IND INC                                                10,557
27617              MELDISCO K-M BROOKLAWN, N.J., INC.                                                  35,056
27618              MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                             40,927
27619              MELDISCO K-M WEBSTER, MASS., INC.                                                   30,595
27620              MELDISCO K-M CLARION, PA., INC.                                                     10,652
27621              MELDISCO K-M TULLAHOMA, TENN., INC.                                                  8,096
27622              MELDISCO K-M THORNDALE, PA., INC.                                                   22,058
27623              EFFINGHAM, ILL., MELDISCO K-M, INC.                                                 11,761
27624              MELDISCO K-M CLEVELAND RD., GA., INC.                                               19,155
27625              STEGER, ILL., MELDISCO K-M, INC.                                                    18,423
27626              MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                        11,420
27627              MELDISCO K-M SPANISH FORK, UTAH, INC.                                               12,585
27628              MELDISCO K-M RHINELANDER, WISC., INC.                                                8,792
27629              MELDISCO K-M BARBERTON, OHIO, INC.                                                  22,365
27630              BELVIDERE, ILL., MELDISCO K-M, INC.                                                 10,811
27631              MELDISCO K-M MILFORD, CT., INC.                                                     44,490
27632              MELDISCO K-M WADSWORTH, OHIO, INC.                                                  15,897
27633              MELDISCO K-M EL PASO, TX., INC.                                                     30,774
27634              MELDISCO K-M EPHRATA, PA., INC.                                                     25,237
27635              MELDISCO K-M SOMERVILLE, MASS., INC.                                                35,940
27636              MELDISCO K-M MANDEVILLE, LA., INC                                                   10,769
27637              MELDISCO K-M JONESBORO, ARK., INC.                                                   9,438
27638              MELDISCO K-M HUNT RD., OHIO, INC.                                                   12,707
27639              MELDISCO K-M LOVELAND, COLO., INC.                                                  13,673
27640              SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                          15,235
27641              VERMILION ST., ILL., MELDISCO K-M, INC.                                             12,568
27642              STERLING, ILL., MELDISCO K-M, INC.                                                  11,623
27643              SPRINGFIELD, ILL., MELDISCO K-M, INC.                                               10,653
27644              ROCKFORD, ILL., MELDISCO K-M, INC.                                                  13,433
27645              QUINCY, ILL., MELDISCO K-M, INC.                                                    17,261
27646              PERU TWP., ILL., MELDISCO K-M, INC.                                                 12,416
27647              PEKIN ILL., MELDISCO K-M, INC.                                                      12,734

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27648              PALATINE, ILL., MELDISCO K-M, INC.                                                  17,755
27649              NAPERVILLE, ILL., MELDISCO K-M, INC.                                                14,882
27650              MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                             16,829
27651              MELDISCO K-M FT. OGLETHORPE, GA., INC.                                              12,283
27652              MELDISCO K-M DEWITT, N.Y., INC.                                                     25,564
27653              MELDISCO K-M DIVISION ST. W. VA., INC.                                              14,000
27654              MELDISCO K-M DONELSON, TENN, INC.                                                   13,599
27655              MELDISCO K-M DOTHAN, ALA., INC.                                                      9,113
27656              MELDISCO K-M DOVER, DEL., INC.                                                      19,585
27657              MELDISCO K-M DULUTH, MINN., INC.                                                    12,054
27658              MELDISCO K-M E. 51ST ST., OKLA., INC.                                                9,382
27659              MELDISCO K-M E. BALTIMORE ST., MD., INC.                                            28,301
27660              MELDISCO K-M E. BROAD ST., ALA., INC.                                               10,531
27661              MELDISCO K-M E. HIGH ST., PA., INC.                                                 18,911
27662              MELDISCO K-M E. MAIN ST., ARIZ., INC.                                               15,092
27663              MELDISCO K-M E. MARIPOSA RD., CA., INC.                                             20,144
27664              MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                  11,576
27665              MELDISCO K-M ENID, OKLA., INC.                                                      11,478
27666              MELDISCO K-M EXTON, PA., INC.                                                       15,238
27667              MELDISCO K-M CLEMENTON, N.J., INC.                                                  24,514
27668              MELDISCO K-M COLISEUM BLVD N IND INC                                                15,273
27669              MELDISCO K-M COMSTOCK TWP., MICH., INC.                                             10,874
27670              MELDISCO K-M CONCORD AVE., CALIF., INC.                                             22,312
27671              MELDISCO K-M CORAOPOLIS, PA., INC.                                                  13,126
27672              MELDISCO K-M CORONA, CALIF., INC.                                                   16,265
27673              MELDISCO K-M CORUNNA, MICH., INC.                                                   11,609
27674              MELDISCO K-M CROFTON, MD., INC.                                                     24,581
27675              MELDISCO K-M CROMWELL, CONN., INC.                                                  34,902
27676              MELDISCO K-M DALTON, GA., INC.                                                      14,354
27677              MELDISCO K-M DAWSON RD., GA., INC.                                                  13,770
27678              MELDISCO K-M DAYTON, OHIO, INC.                                                     13,299
27679              Lafayette Feet, Inc.                                                                   139
27680              Springfield Feet, Inc.                                                               1,301
27681              Shreveport Feet, Inc.                                                                   18
27682              Laredo Feet, Inc.                                                                       18
27683              Covington Feet, Inc.                                                                    18
27684              Ft. Myers Feet, Inc.                                                                    18
27685              Morrow Feet, Inc.                                                                       18
27686              Mesquite Feet, Inc.                                                                     22
27687              New Orleans Feet, Inc.                                                                  18
27688              La Mesa Feet, Inc.                                                                       0
27689              Tempe Feet, Inc.                                                                        18
27690              San Diego Feet, Inc.                                                                     0
27691              Hialeah Feet, Inc.                                                                      18
27692              Houston Feet, Inc.                                                                      20
27693              Almeda Feet, Inc.                                                                       18
27694              East Towne Mall Feet, Inc.                                                              18
27695              Aventura Feet, Inc.                                                                     18
27696              Oklahoma City Feet, Inc.                                                                18
27697              Savannah Feet, Inc.                                                                     18
27698              Little Rock Feet, Inc.                                                                   0
27699              Vista Feet, Inc.                                                                         0
27700              Austell Feet, Inc.                                                                       0
27701              West Palm Feet, Inc.                                                                    18
27702              Brownsville Feet, Inc.                                                                  18
27703              Hurst Feet, Inc.                                                                        19
27704              Riverchase Feet, Inc.                                                                   18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27705              Whitehall Feet, Inc.                                                                     0
27706              Princeton Feet, Inc.                                                                     0
27707              Southwest Freeway Feet, Inc.                                                            18
27708              Daytona Beach Feet, Inc.                                                                18
27709              Alpharetta Feet, Inc.                                                                    0
27710              MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                          290
27711              Desert Ridge Feet, Inc.                                                                 52
27712              Montgomery Feet, Inc.                                                                   18
27713              Norman Feet, Inc.                                                                       18
27714              MELDISCO K-M MURDOCK, FL., INC.                                                     24,449
27715              MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                           17,948
27716              MELDISCO K-M MISSION, TX., INC.                                                     21,029
27717              MELDISCO K-M MILFORD, MI., INC.                                                     12,744
27718              MELDISCO K-M MOJAVE, CA., INC.                                                      19,504
27719              MELDISCO K-M MT. VERNON, OHIO, INC.                                                 13,473
27720              MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                       15,913
27721              MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                           9,767
27722              MELDISCO K-M 453 E. MAIN ST., GA., INC.                                             15,621
27723              CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                            65,508
27724              MELDISCO K-M BAD AXE, MICH., INC.                                                   10,590
27725              GALESBURG, ILL., MELDISCO K-M, INC.                                                  9,695
27726              CHICAGO, ILL., MELDISCO K-M, INC.                                                   46,440
27727              MCHENRY, IL., MELDISCO K-M , INC.                                                   10,552
27728              CANTON, ILL., MELDISCO K-M, INC.                                                     8,584
27729              1880 S.W. AVE., IL., MELDISCO K-M INC.                                              12,185
27730              MELDISCO K-M 610 ROUTE 940 PA., INC.                                                18,344
27731              MELDISCO K-M 5TH ST. HWY., PA., INC.                                                30,868
27732              MELDISCO K-M 723 3RD AVE., IN., INC.                                                16,498
27733              MELDISCO K-M GAYLORD, MICH., INC                                                    12,284
27734              MELDISCO K-M RICE LAKE, WISC., INC.                                                  9,916
27735              MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                          15,105
27736              MELDISCO K-M 625 HWY. #136, WI., INC.                                                8,474
27737              MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                           15,516
27738              MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                         28,219
27739              MELDISCO K-M 815 E. INNES ST., NC., INC.                                            10,091
27740              MELDISCO K-M 830 MAIN ST., ME., INC.                                                17,060
27741              MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                              24,523
27742              MELDISCO K-M 27TH AVE., FL., INC.                                                   10,969
27743              MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                     14,995
27744              MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                              12,163
27745              MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                           15,617
27746              2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                        15,403
27747              ASHLAND AVE., IL., MELDISCO K-M, INC.                                               36,137
27748              MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                         11,390
27749              MACOMB, ILL., MELDISCO K-M, INC.                                                     7,879
27750              MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                            9,892
27751              MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                         15,991
27752              MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                             9,737
27753              MELDISCO K-M 1250 PERRY ST., MI., INC.                                              12,651
27754              MELDISCO K-M 103 OAK AVE., WI., INC.                                                 7,135
27755              MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                 286
27756              MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                        10,498
27757              MELDISCO K-M 50TH & WADENA, MN., INC.                                               14,954
27758              MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                     10,271
27759              MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                8,821
27760              MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                             15,828
27761              MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                               11,224

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27762              MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                     21,318
27763              MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                             18,496
27764              MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                      17,915
27765              MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                13,908
27766              MELDISCO K-M RANDOLPH ST., N.C., INC.                                                9,988
27767              MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                              15,114
27768              MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                          17,638
27769              MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                          15,856
27770              MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                 15,926
27771              MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                     12,150
27772              MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                           14,074
27773              MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                    25,220
27774              MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                    12,669
27775              MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                14,272
27776              MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                 27,462
27777              MELDISCO K-M SALISBURY, MD., INC.                                                   15,400
27778              SHOE ZONE #8437, INC.                                                                9,682
27779              MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                 13,502
27780              MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                             33,094
27781              MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                               19,995
27782              MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                         13,718
27783              MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                           13,314
27784              MILES SHOES MELDISCO BAY CITY, MICH., INC.                                          18,942
27785              MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                  16,440
27786              MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                             14,451
27787              MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                   0
27788              Gainesville Feet, Inc.                                                                   0
27789              Kennesaw Feet, Inc.                                                                      0
27790              Hollywood Feet, Inc.                                                                    18
27791              Florida Mall Feet, Inc.                                                              1,993
27792              Fayetteville Feet, Inc.                                                                 22
27793              Duluth Feet, Inc.                                                                        0
27794              Chattanooga Feet, Inc.                                                                  18
27795              Bannister Feet, Inc.                                                                   266
27796              Augusta Feet, Inc.                                                                      18
27797              McAllen Feet, Inc.                                                                      18
27798              Overland Park Feet, Inc.                                                                18
27799              Miami Feet, Inc.                                                                        18
27800              Stonecrest Feet, Inc.                                                                    0
27801              SAN YSIDRO FEET, INC.                                                                    0
27802              San Antonio Feet, Inc.                                                              26,790
27803              Sunrise Feet, Inc.                                                                      18
27804              The Forum at Olympia Parkway Feet, Inc.                                                 18
27805              Altamonte Springs Feet, Inc.                                                            36
27806              Galleria Feet, Inc.                                                                     32
27807              Antioch Feet, Inc.                                                                       0
27808              River Ridge Feet, Inc.                                                                  18
27809              Quebec Square Feet, Inc.                                                                32
27810              Huntsville Feet, Inc.                                                                   18
27811              Market Plaza Feet, Inc.                                                                  0
27812              Memphis Feet, Inc.                                                                       0
27813              MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                11,682
27814              MELDISCO K-M MOON TOWNSHIP, PA., INC.                                               17,099
27815              MELDISCO K-M WILLOW ST., PA., INC.                                                  23,127
27816              MELDISCO K-M RIVERTON, WYO., INC.                                                    9,368
27817              MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                             8,449
27818              MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                            8,716

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27819              MELDISCO K-M MT. PLEASANT, PA., INC.                                                13,710
27820              MELDISCO K-M MAAG AVE., CA., INC.                                                   21,746
27821              MELDISCO K-M MACON, GA., INC.                                                       17,852
27822              Southwyck Fan Club, Inc.                                                                 0
27823              MELDISCO K-M MADISON, N.C., INC.                                                    10,320
27824              MELDISCO K-M MAIN ST., CA., INC.                                                    19,224
27825              MELDISCO K-M MALL DRIVE, OH., INC.                                                  11,413
27826              MELDISCO K-M LOS ANGELES, CA., INC.                                                 30,214
27827              MELDISCO K-M LANCASTER, S.C., INC.                                                   9,660
27828              MELDISCO K-M N. BROAD ST., N.C., INC.                                                9,655
27829              MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                              19,493
27830              MELDISCO K-M LUTZ, FL., INC.                                                         8,352
27831              PARKCHESTER FOOTACTION, INC.                                                             0
27832              MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                             0
27833              MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                             19,412
27834              MELDISCO K-M CLAYTON RD., CA., INC.                                                 18,113
27835              MELDISCO K-M CHESAPEAKE, VA., INC.                                                  14,068
27836              MELDISCO K-M CAMARILLO, CA., INC.                                                   16,262
27837              MELDISCO K-M BROOMFIELD, COLO, INC.                                                 12,340
27838              MELDISCO K-M BEMIDJI, MINN., INC.                                                   13,487
27839              MELDISCO K-M BELLEVILLE, N.J., INC.                                                 48,984
27840              MELDISCO K-M BECKLEY W. VA., INC.                                                   15,572
27841              Security Square Mall Footaction, Inc.                                                   18
27842              San Jacinto Footaction, Inc.                                                            18
27843              Salmon Run Fan Club, Inc.                                                                0
27844              Rockaway Open Country, Inc.                                                              0
27845              Rivergate Mall Footaction, Inc.                                                         18
27846              Parmatown Fan Club, Inc.                                                                 0
27847              Paterson Main Footaction, Inc.                                                      21,164
27848              Southland Terrace Footaction, Inc.                                                      18
27849              Southland Mall Footaction, Inc.                                                         18
27850              Providence County Fan Club, Inc.                                                        18
27851              Post Oak Mall Footaction, Inc.                                                          18
27852              Pico Rivera Footaction, Inc.                                                            18
27853              PHILADELPHIA FOOTACTION, INC.                                                            0
27854              Permian Mall Footaction, Inc.                                                           18
27855              Pecanland Mall Footaction, Inc.                                                      2,140
27856              Studio Village Footaction, Inc.                                                          0
27857              Staten Island Fan Club, Inc.                                                             0
27858              Springfield Mall Footaction, Inc.                                                       18
27859              Northwoods Mall Footaction, Inc.                                                        18
27860              Swansea Fan Club, Inc.                                                                  18
27861              Sunrise Footaction, Inc.                                                             2,442
27862              MELDISCO K-M BRADENTON, FLA., INC.                                                  11,009
27863              MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                           16,030
27864              MELDISCO K-M CAPE CORAL, FLA., INC.                                                 11,334
27865              MELDISCO K-M VERO BEACH, FLA., INC.                                                 12,389
27866              MELDISCO K-M BATH, N.Y., INC.                                                       23,234
27867              MELDISCO K-M JERSEY CITY, N.J., INC.                                                33,921
27868              LOCKPORT, ILL., MELDISCO K-M, INC.                                                   6,323
27869              MELDISCO K-M FT. SMITH, ARK., INC.                                                  13,353
27870              MELDISCO K-M GREENWICH, N.Y., INC.                                                  13,220
27871              MELDISCO K-M CALHOUN, GA., INC.                                                     10,287
27872              MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                           7,283
27873              MELDISCO K-M ARTESIA, N. M., INC.                                                    9,956
27874              MELDISCO K-M XENIA, OHIO, INC.                                                       9,186
27875              MELDISCO K-M REXBURG, IDAHO, INC.                                                   10,412

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27876              MELDISCO K-M GRAND RAPIDS, MINN., INC.                                               9,826
27877              MELDISCO K-M ONTARIO,CA., INC.                                                      36,606
27878              MELDISCO K-M GRETNA, LA., INC.                                                       9,381
27879              MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                 5,607
27880              MELDISCO K-M SHAWNEE, OKLA., INC.                                                   10,571
27881              Summit Place Fan Club, Inc.                                                             18
27882              Northgate - Seattle Open Country, Inc.                                                  36
27883              North Milwaukee Avenue Footaction, Inc.                                                  0
27884              Newport Center Fan Club, Inc.                                                            0
27885              Temple Footaction, Inc.                                                                 18
27886              Tanglewood Mall R#14 Footaction, Inc.                                                   18
27887              Media City Fan Club, Inc.                                                               18
27888              MEMORIAL CITY UPRISE, INC.                                                              36
27889              Melbourne Square Fan Club, Inc.                                                         18
27890              Montebello Fan Club, Inc.                                                               18
27891              Montclair Fan Club, Inc.                                                                18
27892              Miami International Fan Club, Inc.                                                      18
27893              Mesilla Valley Mall Footaction, Inc.                                                    18
27894              Menlo Park Thom McAn, Inc.                                                               0
27895              Richland Mall Footaction, Inc.                                                          18
27896              Raleigh Springs Footaction, Inc.                                                        18
27897              The Landings Footaction, Inc.                                                            0
27898              Wrigley Marketplace Footaction, Inc.                                                   521
27899              Eastpoint Mall Footaction, Inc.                                                      6,002
27900              Footaction Gulfgate Mall, Inc.                                                         118
27901              White Marsh Open Country, Inc.                                                          18
27902              ARLINGTON UPRISE, INC.                                                                  36
27903              Wiregrass Commons Footaction, Inc.                                                      18
27904              WOODLANDS UPRISE, INC.                                                                  36
27905              JESSAMINE FOOTACTION, INC.                                                              18
27906              Jefferson Village Footaction, Inc.                                                      18
27907              Jefferson Footaction, Inc.                                                              18
27908              Iverson Mall Footaction, Inc.                                                           18
27909              Hilltop Footaction, Inc.                                                                18
27910              MELDISCO K-M MCALLEN, TX., INC.                                                     16,523
27911              MELDISCO K-M MAUSTON, WI., INC.                                                     11,865
27912              MELDISCO K-M MARTELL, CA., INC.                                                     13,678
27913              MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                               11,110
27914              MELDISCO K-M EUREKA, CA, INC.                                                       23,167
27915              MELDISCO K-M EL MONTE WAY, CA., INC.                                                21,293
27916              MELDISCO K-M ROCKLIN, CA., INC.                                                     14,978
27917              MELDISCO K-M NASHVILLE, TN., INC.                                                   18,253
27918              MELDISCO K-M SCOTTS VALLEY, CA., INC.                                               13,974
27919              MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                          8,564
27920              MELDISCO K-M METROTECH DR., VA., INC.                                               18,504
27921              MELDISCO K-M NATCHEZ, MS., INC.                                                      4,984
27922              MELDISCO K-M FREEDOM, CALIF., INC.                                                  21,260
27923              MELDISCO K-M GEORGETOWN, KY., INC.                                                  11,436
27924              MELDISCO K-M FAUKNER RD., CA., INC.                                                 14,630
27925              MELDISCO K-M FRANKLIN, N.C., INC.                                                   16,895
27926              MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                          5,011
27927              MELDISCO K-M ROANOKE, VA., INC.                                                     12,592
27928              MELDISCO K-M NASHUA, NH., INC.                                                      12,528
27929              MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                          148
27930              MELDISCO K-M SAN GERMAN, P.R., INC.                                                 36,793
27931              MELDISCO K-M SEBRING, FLA., INC.                                                    13,291
27932              MELDISCO K-M SEMINOLE, FLA., INC.                                                   16,498

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27933              MELDISCO K-M ERIE HWY., OH., INC.                                                   17,141
27934              MELDISCO K-M FAIRMONT, MN., INC.                                                    10,143
27935              MELDISCO K-M DOUGLAS AVE., WI., INC.                                                11,545
27936              MELDISCO K-M DUNDAS, MN., INC.                                                      12,598
27937              MELDISCO K-M DURHAM, NC., INC.                                                      12,740
27938              MELDISCO K-M EDGEWOOD, PA., INC.                                                    14,519
27939              MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                          22,667
27940              MELDISCO K-M FONTANA, CA., INC.                                                     26,808
27941              MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                         12,621
27942              MELDISCO K-M DELL RANGE BLVD., WY., INC.                                            12,438
27943              MELDISCO K-M DEVILS LK., N.D., INC.                                                 11,859
27944              MELDISCO K-M ELKO, NV., INC.                                                        12,806
27945              MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                          15,944
27946              MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                           13,402
27947              MELDISCO K-M SAN MATEO, CA., INC.                                                   24,316
27948              MELDISCO K-M SANTA BARBARA, CA., INC.                                               26,402
27949              MELDISCO K-M SCOTT DEPOT, WV., INC.                                                 12,023
27950              MELDISCO K-M MEDFORD, WI., INC.                                                     15,376
27951              MELDISCO K-M MERAUX, LA., INC.                                                      14,570
27952              MELDISCO K-M ROSEBURG, OR., INC.                                                    14,291
27953              MELDISCO K-M N. COLUMBIA, GA., INC.                                                  9,615
27954              MELDISCO K-M S. MADISON AVE., GA., INC.                                             10,749
27955              MELDISCO K-M N. COURT ST., OH., INC.                                                20,283
27956              MONTGOMERY, IL., MELDISCO K-M, INC.                                                 21,022
27957              Eastland-Columbus Footaction, Inc.                                                      18
27958              Seminary South Footaction, Inc.                                                         18
27959              Regency Square Footaction, Inc.                                                         18
27960              Elizabeth Footaction, Inc.                                                               0
27961              Baton Rouge Footaction, Inc.                                                            18
27962              Coddingtown Footaction, Inc.                                                            78
27963              Florin Center Footaction, Inc.                                                          18
27964              Arsenal Footaction, Inc.                                                                18
27965              Florida Mall Footaction, Inc.                                                           18
27966              Bakersfield Footaction, Inc.                                                            18
27967              Beaver Mall Footaction, Inc.                                                             0
27968              Woodland Hills Footaction, Inc.                                                         18
27969              Greenmount Footaction, Inc.                                                             18
27970              Mccreeless Mall Footaction, Inc.                                                        18
27971              North Riverside Fan Club, Inc.                                                           0
27972              Northgate - Durham Footaction, Inc.                                                     18
27973              Brunswick Square Footaction, Inc.                                                        0
27974              Burlington Center (N.J.) Footaction, Inc.                                                0
27975              Colonial Heights Footaction, Inc.                                                       18
27976              CENTURY FOOTACTION, INC.                                                                18
27977              Southland-Hayward Footaction, Inc.                                                      18
27978              Coral Square Footaction, Inc.                                                           18
27979              Ross Park Mall Footaction, Inc.                                                          0
27980              Braintree Footaction, Inc.                                                              18
27981              Belden Footaction, Inc.                                                                  0
27982              Brazos Mall Footaction, Inc.                                                            18
27983              Granger Footaction, Inc.                                                                18
27984              Greenbrier Mall Footaction, Inc.                                                        18
27985              Tacoma Mall Footaction, Inc.                                                            18
27986              Cheltenham Square Footaction, Inc.                                                       0
27987              Oxford Valley Mall Footaction, Inc.                                                      0
27988              MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                         0
27989              Southern Park Footaction, Inc.                                                          18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27990              Shannon Footaction, Inc.                                                                18
27991              Pearlridge Footaction, Inc.                                                              0
27992              Orange Park (FLA.) Footaction, Inc.                                                     18
27993              Midland Park Footaction, Inc.                                                           18
27994              Ridgedale Fan Club, Inc.                                                                 0
27995              Peabody Open Country, Inc.                                                               0
27996              Chicago Ridge Footaction                                                                 0
27997              Menlo Park Fan Club, Inc.                                                                0
27998              Merritt Island Footaction. Inc.                                                         18
27999              Md., Wheaton Footaction, Inc.                                                           18
28000              Biltmore Square Footaction, Inc.                                                        18
28001              Harlem-Irving Footaction, Inc.                                                           0
28002              Ingram Park Footaction, Inc.                                                            18
28003              Macon Mall Footaction, Inc.                                                             18
28004              Virginia Center Commons Footaction, Inc.                                               118
28005              Miami Flagler Footaction, Inc.                                                          18
28006              CT Post Fan Club, Inc.                                                                  18
28007              Covina (Cal.) Footaction, Inc.                                                          18
28008              Christiana Footaction, Inc.                                                             63
28009              Manassas Footaction                                                                     18
28010              Governor's Square Footaction, Inc.                                                     314
28011              Sunland Park Footaction, Inc.                                                          294
28012              Denton Footaction, Inc.                                                                 18
28013              Broadway Footaction, Inc.                                                               18
28014              Cutler Ridge Mall Footaction, Inc.                                                      18
28015              MELDISCO K-M CHEMLSFORD, MASS., INC.                                                21,612
28016              MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                          7,734
28017              MELDISCO K-M CHAGRIN FALLS, OH., INC.                                               14,731
28018              MELDISCO K-M CARROLL, IOWA, INC.                                                    12,328
28019              MELDISCO K-M CANTON, GA., INC.                                                      14,916
28020              MELDISCO K-M CAMDEN, S.C., INC.                                                      5,198
28021              MELDISCO K-M BREVARD RD., N.C., INC.                                                17,121
28022              MELDISCO K-M BRIGHTON, COLO., INC.                                                  12,397
28023              MELDISCO K-M BRYAN, OHIO, INC.                                                      10,627
28024              MELDISCO K-M BUFORD, GA., INC.                                                      23,047
28025              MELDISCO K-M BURBANK, CA., INC.                                                     23,734
28026              MELDISCO K-M AUSTIN, MINN., INC.                                                    13,752
28027              MELDISCO K-M ATWATER, CA., INC.                                                     19,061
28028              MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                           41,452
28029              MELDISCO K-M BURTON LANE, IN., INC.                                                 10,389
28030              MELDISCO K-M BURLINGTON, WI., INC.                                                  16,177
28031              MELDISCO K-M BURLINGTON, WA., INC.                                                  14,695
28032              MELDISCO K-M BURLINGTON PIKE, KY., INC.                                             21,266
28033              MELDISCO K-M CALLAWAY, FLA., INC.                                                    6,834
28034              MELDISCO K-M BUTTE, MT., INC.                                                       10,649
28035              MELDISCO K-M CHESTER, VA., INC.                                                     14,664
28036              MELDISCO K-M BLUEFIELD, W.VA., INC.                                                 16,924
28037              MELDISCO K-M BONITA SPRINGS, FL., INC.                                              16,928
28038              MELDISCO K-M AMERICAN FORK, UT., INC.                                               12,004
28039              MELDISCO K-M ANOKA, MN., INC.                                                       13,946
28040              MELDISCO K-M APPLE VALLEY, CA., INC.                                                16,427
28041              MELDISCO K-M ARECIBO, PR., INC.                                                     41,836
28042              MELDISCO K-M ARROYO GRANDE, CA., INC.                                               15,598
28043              MELDISCO K-M ASHTABULA, OHIO, INC.                                                  19,403
28044              MELDISCO K-M ATASCADERO, CA., INC.                                                  16,710
28045              MELDISCO K-M BLACKSBURG, VA., INC.                                                  10,281
28046              MELDISCO K-M BIG BEAR LAKE, CA., INC.                                               22,578

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28047              MELDISCO K-M BELLEVIEW, FL., INC.                                                   13,066
28048              MELDISCO K-M BELL AVE., WI., INC.                                                   13,105
28049              MELDISCO K-M BANNING, CA., INC.                                                     24,539
28050              MELDISCO K-M CHESTERTON IND INC                                                      8,771
28051              MELDISCO K-M BALLWIN, MO., INC.                                                     13,219
28052              MELDISCO K-M ASHEVILLE, N.C., INC.                                                   8,085
28053              MELDISCO K-M NEW ALBANY IN INC                                                      14,734
28054              MELDISCO K-M SPRINGFIELD, VA., INC.                                                 16,301
28055              MELDISCO K-M RICHFIELD, UT., INC.                                                   11,513
28056              MELDISCO K-M ST. PETERSBURG, FLA., INC.                                             14,256
28057              MELDISCO K-M RICHFIELD, MINN., INC.                                                  8,710
28058              MELDISCO K-M WILLMAR, MINN., INC.                                                    7,889
28059              MELDISCO K-M MAULDIN, S.C., INC.                                                     9,352
28060              MELDISCO K-M WARREN, PA., INC.                                                      10,638
28061              MELDISCO K-M FORT PAYNE, ALA., INC.                                                  9,508
28062              MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                 11,003
28063              MELDISCO K-M PORT ORANGE, FLA., INC.                                                 6,574
28064              MELDISCO K-M KATELLA AVE., CA., INC.                                                17,606
28065              MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                             11,784
28066              MELDISCO K-M SOMERSET, N.J., INC.                                                   17,722
28067              MELDISCO K-M INDIANA, PA., INC.                                                     10,688
28068              MELDISCO K-M OAKDALE, MINN., INC.                                                   16,555
28069              MELDISCO K-M ITHACA, N.Y., INC.                                                     21,826
28070              MELDISCO K-M SOMERSET, KY., INC.                                                    18,614
28071              MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                             15,906
28072              MELDISCO K-M UNION LAKE, MICH., INC.                                                14,638
28073              MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                        14,094
28074              MELDISCO K-M DUBOIS, PA., INC.                                                      16,033
28075              MELDISCO K-M TUCUMCARI, N. M., INC.                                                  9,054
28076              MELDISCO K-M HIGH POINT, N.C., INC.                                                 12,256
28077              MELDISCO K-M BAXTER, MINN., INC.                                                     1,793
28078              MELDISCO K-M DEPTFORD, N.J., INC.                                                   16,152
28079              MELDISCO K-M PALM BAY, FLA., INC.                                                   13,662
28080              MELDISCO K-M SPRINGDALE, ARK., INC.                                                  9,491
28081              MELDISCO K-M PHILADELPHIA, PA., INC.                                                36,913
28082              MELDISCO K-M LODI, N.J., INC.                                                       34,784
28083              MELDISCO K-M CHEHALIS, WASH., INC.                                                  13,172
28084              MELDISCO K-M BRADFORD, PA., INC.                                                     2,411
28085              MELDISCO K-M CARY, N.C., INC.                                                       14,536
28086              MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                             23,350
28087              MELDISCO K-M LODI, CA., INC.                                                        14,604
28088              MELDISCO K-M TORRINGTON, CONN., INC.                                                24,481
28089              MELDISCO K-M DICKSON, TENN., INC.                                                   10,588
28090              MELDISCO K-M CULLMAN, ALA., INC.                                                     8,687
28091              MELDISCO K-M NORTH BLVD., N.C., INC.                                                 9,828
28092              MELDISCO K-M ROUTE 10, MISS., INC.                                                   6,474
28093              MELDISCO K-M OREGON AVE., PA., INC.                                                 39,322
28094              MELDISCO K-M GOODLETTSVILLE, TN., INC.                                              11,137
28095              MELDISCO K-M BENSALEM, PA., INC.                                                    28,309
28096              MELDISCO K-M N. TYLER ST., KS., INC.                                                11,503
28097              MELDISCO K-M PENSACOLA, FLA., INC.                                                   9,518
28098              WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                             7,348
28099              MELDISCO K-M RAINBOW CITY, ALA., INC.                                                7,049
28100              MELDISCO K-M MISSION BELL, FLA., INC.                                               11,231
28101              MELDISCO K-M ATHENS, ALA., INC.                                                      7,607
28102              MELDISCO K-M INDIANAPOLIS IN INC                                                    17,032
28103              MELDISCO K-M LAYTON, UT., INC.                                                      18,276

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28104              MELDISCO K-M JASPER, ALA., INC.                                                      7,250
28105              MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                          61,846
28106              MELDISCO K-M HWY 51 N WISC., INC.                                                   15,873
28107              MELDISCO K-M PINOLE, CA., INC.                                                      15,694
28108              MELDISCO K-M GARFIELD, MICH., INC.                                                  18,646
28109              MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                          8,272
28110              MELDISCO K-M LOGAN, UTAH., INC.                                                     16,790
28111              MELDISCO K-M AUBURN, CA., INC.                                                      15,971
28112              MELDISCO K-M LEECHBURG, PA., INC.                                                   13,117
28113              MELDISCO K-M PORTLAND, TX., INC.                                                    11,782
28114              MELDISCO K-M STREETSBORO, OH., INC.                                                  9,483
28115              MELDISCO K-M SEVIERVILLE, TN., INC.                                                 12,927
28116              MELDISCO K-M CONNEAUT, OH., INC.                                                    10,197
28117              MELDISCO K-M MADISON, OHIO, INC.                                                    12,684
28118              MELDISCO K-M GAS CITY IND INC                                                        9,782
28119              MELDISCO K-M MARINE CITY, MI., INC.                                                 17,499
28120              MELDISCO K-M ATLANTIC, IOWA, INC.                                                    8,971
28121              MELDISCO K-M WINTER PARK, FLA., INC.                                                14,369
28122              MELDISCO K-M WAVELAND, MISS., INC.                                                   5,777
28123              MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                           7,615
28124              MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                8,065
28125              MELDISCO K-M OTTUMWA, IOWA, INC.                                                    12,753
28126              MELDISCO K-M MARYSVILLE, WA., INC.                                                  14,321
28127              MELDISCO K-M OMAHA, NEB., INC.                                                      12,875
28128              MELDISCO K-M BUSINESS SPUR, MICH., INC.                                             11,444
28129              MELDISCO K-M PIQUA, OHIO, INC.                                                      10,067
28130              MELDISCO K-M MAYSVILLE, KY., INC                                                    13,723
28131              WASHINGTON, ILL., MELDISCO K-M, INC.                                                 9,518
28132              Colonial Feet, Inc.                                                                     18
28133              Laurel Centre Footaction, Inc.                                                          18
28134              Irving Footaction, Inc.                                                                 18
28135              Carolina Footaction, Inc.                                                              427
28136              Canal and Bourbon St. Footaction, Inc.                                                  96
28137              Longview Footaction, Inc.                                                               18
28138              Bonita Lakes Footaction, Inc.                                                           18
28139              Augusta Mall Footaction, Inc.                                                           18
28140              Eatontown Open Country, Inc.                                                             0
28141              CARY FOOTACTION, INC.                                                                   18
28142              East Towne Mall Footaction, Inc.                                                        18
28143              Basset Center Footaction, Inc.                                                          18
28144              Raceway Fan Club, Inc.                                                                   0
28145              Carousal Center Footaction, Inc.                                                         0
28146              Colonial Park Footaction, Inc.                                                           0
28147              Avenida Norte Footaction, Inc.                                                           0
28148              Bradley Square Footaction, Inc.                                                         18
28149              DEPTFORD FOOTACTION, INC.                                                                3
28150              Eastridge Mall Footaction, Inc.                                                         18
28151              Trumbull Park Fan Club, Inc.                                                            18
28152              Southpark Footaction, Inc.                                                               0
28153              Valley Hills Footaction, Inc.                                                           18
28154              West Oaks Footaction, Inc.                                                              18
28155              Northwest Footaction, Inc.                                                              18
28156              Village Mall Footaction, Inc.                                                           18
28157              Vintage Faire Footaction, Inc.                                                          18
28158              Redondo Beach Footaction, Inc.                                                          18
28159              River Ridge Mall Footaction, Inc.                                                      831
28160              Charlottesville Fashion Sq. Footaction, Inc.                                            18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28161              MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                         28,616
28162              MILES MELDISCO K-M IOWA ST., CALIF., INC.                                           19,958
28163              LOVES PARK, ILL., MELDISCO K-M, INC.                                                11,671
28164              MELDISCO K-M AURORA, COLO., INC.                                                    38,210
28165              MILES MELDISCO K-M EVERETT, WASH., INC.                                             22,380
28166              MILES MELDISCO K-M FILMORE COLORADO, INC.                                           18,216
28167              MILES MELDISCO K-M FITCHBURG MA, INC.                                               20,029
28168              MILES MELDISCO K-M FLORISSANT, MO., INC.                                            18,281
28169              MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                        10,671
28170              MILES MELDISCO K M FORT WAYNE IND INC                                               13,113
28171              MILES MELDISCO K-M FRUITVILLE, PA., INC.                                            26,670
28172              Eastgate Footaction, Inc.                                                                0
28173              Dolphin Mall Footaction, Inc.                                                        8,026
28174              MILES MELDISCO K-M FT LAUDERDALE INC                                                30,594
28175              MELDISCO K-M AUBURN, MAINE, INC.                                                    28,636
28176              MELDISCO K-M ALBANY, ORE., INC.                                                     12,759
28177              MELDISCO K-M ANNANDALE, VA., INC.                                                   51,129
28178              MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                         18,884
28179              MELDISCO K-M 3610 PECK RD., CA., INC.                                               22,638
28180              MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                   14,426
28181              MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                         55,570
28182              MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                            40,134
28183              MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                          50,554
28184              MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                   21,932
28185              MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                            16,278
28186              MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                       20,840
28187              MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                       35,277
28188              MELDISCO K-M 4023 S. NOLAND, MO., INC.                                              19,304
28189              MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                        19,883
28190              MELDISCO K-M 1745 QUENTIN, PA., INC.                                                19,552
28191              MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                           14,934
28192              MELDISCO K-M 8730 RIO, CA., INC.                                                    19,752
28193              MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                           16,285
28194              MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                           16,207
28195              MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                         18,623
28196              MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                           34,121
28197              MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                       21,486
28198              MELDISCO K-M 2855 DUNN RD., MO., INC.                                               17,615
28199              MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                            7,170
28200              MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                        24,039
28201              MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                            20,785
28202              MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                         20,337
28203              MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                        47,656
28204              MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                        45,114
28205              MELDISCO K-M 12713 TAMIAMI, FL., INC.                                               14,197
28206              MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                         24,702
28207              MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                          53,572
28208              MELDISCO K-M BRONX, N.Y., INC.                                                      80,613
28209              MELDISCO K-M BRANSON, MO., INC.                                                     21,053
28210              MELDISCO K-M BISHOP, CA., INC.                                                      25,934
28211              MELDISCO K-M BLYTHE, CA., INC.                                                      13,349
28212              MELDISCO K-M BELL RD., AZ., INC.                                                    17,078
28213              MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                            33,846
28214              MELDISCO K-M BURNSVILLE, MINN., INC.                                                13,588
28215              MELDISCO K-M BEDFORD IND INC                                                         7,864
28216              MELDISCO K-M BAYAMON, PR., INC.                                                     54,033
28217              MELDISCO K-M BATAVIA, N.Y., INC.                                                    26,701

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28218              MELDISCO K-M 3808 BRADY ST., IA., INC.                                              12,399
28219              MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                          31,946
28220              MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                            18,855
28221              MELDISCO K-M BEAVER FALLS, PA., INC.                                                10,198
28222              MELDISCO K-M ANNAPOLIS, MD., INC.                                                   27,669
28223              MELDISCO K-M AMHERST, OHIO, INC.                                                    34,809
28224              MELDISCO K-M AMES, IOWA, INC.                                                       11,691
28225              MELDISCO K-M ALPENA, MICH, INC.                                                     13,849
28226              MELDISCO K-M ALLEGANY, N.Y., INC.                                                   19,759
28227              MELDISCO K-M BARTOW RD., FLA., INC.                                                 15,556
28228              MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                  35,740
28229              Lakeforest Fan Club, Inc.                                                           10,056
28230              Hanford Fan Club, Inc.                                                                 318
28231              Greece Town Mall Fan Club, Inc.                                                          0
28232              Fox Valley Footaction, Inc.                                                              0
28233              Boulevard Mall Fan Club, Inc.                                                          318
28234              Harrisburg East Footaction, Inc.                                                         0
28235              Hattisburg Footaction, Inc.                                                             18
28236              Haywood Footaction, Inc.                                                               379
28237              Hulen Footaction, Inc.                                                                  18
28238              INDEPENDENCE MALL FOOTACTION, INC.                                                      18
28239              Regency Square Footaction, Inc.                                                         18
28240              Serramonte Footaction, Inc.                                                             18
28241              Park City Footaction, Inc.                                                               0
28242              Prince George's Footaction, Inc.                                                        18
28243              Prien Lake Footaction, Inc.                                                             18
28244              MELDISCO/PAY LESS HINES, OR., INC.                                                     697
28245              Palm Beach Footaction, Inc.                                                             18
28246              Ocala Footaction, Inc.                                                                  18
28247              Oxmoor Center Footaction, Inc                                                           18
28248              Cortana Footaction, Inc.                                                                18
28249              Emerald Square Footaction, Inc.                                                         18
28250              Fairlane Footaction, Inc.                                                               18
28251              Oakwood Footaction, Inc.                                                                18
28252              Cherry Hill Footaction, Inc.                                                         1,626
28253              Cloverleaf Footaction, Inc.                                                              0
28254              Coronado Center Footaction, Inc.                                                       183
28255              PLaza del Caribe Footaction, Inc.                                                      435
28256              MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                        19,959
28257              MELDISCO K-M W. COVINA, CA., INC.                                                   16,910
28258              MELDISCO K-M APPLE AVE., MICH., INC.                                                18,819
28259              MELDISCO K-M REDWOOD CITY, CA., INC.                                                25,275
28260              MELDISCO K-M HOUMA, LA., INC.                                                        8,987
28261              MELDISCO K-M MIDLAND, MICH., INC.                                                   12,157
28262              LANSING, ILL., MELDISCO K-M, INC.                                                   19,831
28263              MELDISCO K-M BEACON WOODS DR., FLA., INC.                                           16,082
28264              MELDISCO K-M VINELAND, N.J., INC.                                                   37,434
28265              MELDISCO K-M POCATELLO, INC.                                                         7,897
28266              MELDISCO K-M FT. MYERS, FLA., INC                                                   15,539
28267              MELDISCO K-M TEMPLE CITY, CA., INC.                                                 19,826
28268              MELDISCO K-M CUDAHY, CALIF., INC.                                                   37,346
28269              ROCK ISLAND, ILL., MELDISCO K-M, INC.                                               12,877
28270              MELDISCO K-M LITTLE CREEK RD., VA., INC.                                            11,549
28271              MELDISCO K-M BRIGHTON, MICH., INC.                                                  14,104
28272              MELDISCO K-M LAPEER, MICH., INC.                                                    18,607
28273              MELDISCO K-M FT. PIERCE, FLA., INC.                                                 34,063
28274              MELDISCO K-M JACKSONVILLE, N.C., INC.                                               12,866

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28275              SHERIDAN RD., ILL., MELDISCO K-M, INC.                                              17,201
28276              MELDISCO K-M SEDALIA, MO., INC.                                                     13,022
28277              MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                            20,220
28278              MELDISCO K-M FOSTORIA, OHIO, INC.                                                    8,816
28279              MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                              18,756
28280              MELDISCO K-M ALAMOGORDO, N.M., INC.                                                  8,679
28281              MELDISCO K-M CASA GRANDE, ARIZ., INC.                                               16,860
28282              MELDISCO K-M MADISONVILLE, KY., INC.                                                 9,893
28283              MELDISCO K-M WARSAW IND INC                                                         10,723
28284              MELDISCO K-M OWNESBORO, KY., INC.                                                   13,975
28285              MELDISCO K-M ELWOOD IND INC                                                          8,539
28286              MELDISCO K-M MT. AIRY, N.C., INC.                                                   10,113
28287              MELDISCO K-M OLATHE, KS., INC.                                                      15,635
28288              MELDISCO K-M ORANGE PARK, FLA., INC.                                                11,791
28289              MELDISCO K-M DECATUR, ALA., INC.                                                     9,662
28290              MELDISCO K-M FT. MORGAN, COLO., INC.                                                 6,602
28291              MELDISCO K-M ENOLA, PA., INC.                                                       12,388
28292              MELDISCO K-M FRONT ROYAL, VA., INC.                                                 19,113
28293              MELDISCO K-M BALTIMORE CITY, MD., INC.                                              17,648
28294              MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                           17,936
28295              MELDISCO K-M WICHITA, KS., INC.                                                     10,522
28296              MELDISCO K-M CLAY, N.Y., INC.                                                       18,978
28297              MELDISCO K-M GARDENDALE, ALA., INC.                                                  7,642
28298              MELDISCO K-M PANAMA CITY, FLA., INC.                                                 8,446
28299              MELDISCO K-M COVINGTON, VA., INC.                                                    6,921
28300              MELDISCO K-M HARLINGEN, TX., INC.                                                   10,165
28301              MELDISCO K-M REDLANDS, CA., INC.                                                    18,081
28302              MELDISCO K-M ESCANABA, MICH., INC.                                                   9,920
28303              MELDISCO K-M TRAVERSE CITY, MICH., INC.                                             16,862
28304              MELDISCO K-M GREECE, N.Y., INC.                                                     27,521
28305              MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                          17,613
28306              MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                        16,443
28307              MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                           30,461
28308              MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                        29,328
28309              MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                         22,409
28310              MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                          23,008
28311              MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                         13,304
28312              MILES MELDISCO K-M SOUTH BEND, IND., INC.                                           14,245
28313              MILES MELDISCO K-M ROSWELL RD., GA., INC.                                           29,592
28314              MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                          18,065
28315              MILES MELDISCO K-M SALEM, N. H., INC.                                               31,047
28316              MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                        22,480
28317              MILES MELDISCO K-M SHADELAND IND INC                                                26,183
28318              MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                        45,192
28319              MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                           15,029
28320              MILES MELDISCO K-M SO MADISON AVE IND INC                                           21,748
28321              MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                           0
28322              MILES MELDISCO K-M WAWATOSA, WISC., INC.                                            17,310
28323              MILES MELDISCO K-M SCOTIA, N.Y., INC.                                               16,299
28324              MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                          25,528
28325              MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                      17,219
28326              MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                          16,958
28327              MILES MELDISCO K-M STOCKTON, CAL., INC.                                             25,032
28328              MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                    18,737
28329              MILES MELDISCO K-M ROSERY RD FLA INC                                                12,012
28330              MILES MELDISCO K-M ROCHESTER, MINN., INC.                                           15,841
28331              MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                        21,113

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28332              MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                          13,994
28333              MILES MELDISCO K-M STOW, OHIO, INC.                                                 15,952
28334              MILES MELDISCO K-M TAMPA FLA INC                                                    15,046
28335              MILES MELDISCO K-M TARENTUM RD., PA., INC.                                          20,412
28336              MILES MELDISCO K-M TILGHAM ST., PA., INC.                                           22,579
28337              MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                      18,699
28338              MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                          23,383
28339              MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                          18,870
28340              MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                        13,166
28341              MILES MELDISCO K-M VENTURA, CAL., INC.                                              19,489
28342              MILES MELDISCO K-M VERSAILLES, PA., INC.                                            17,061
28343              MILES MELDISCO K-M VIVIAN, MO., INC.                                                12,981
28344              MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                         15,990
28345              MILES MELDISCO K-M TAYLOR, MICH., INC.                                              35,515
28346              MILES MELDISCO K-M TROY, MICH., INC.                                                21,023
28347              MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                       15,684
28348              MILES MELDISCO K-M URBANDALE, IOWA, INC.                                            12,697
28349              MILES MELDISCO K-M W 1400 S UTAH INC.                                               19,752
28350              MELDISCO K-M  MANISTEE, MICH., INC.                                                 18,688
28351              MELDISCO K-M BALTIMORE, MD., INC.                                                   26,473
28352              MILES MELDISCO K-M YPSILANTI, MICH., INC.                                           13,252
28353              MILES MELDISCO K-M YAKIMA, WASH., INC.                                              18,566
28354              MILES MELDISCO K-M WILSON RD., CALIF., INC.                                         31,305
28355              MILES MELDISCO K-M YOUNGSTOWN, INC.                                                 15,498
28356              MILES MELDISCO K-M WESTLAND, MICH., INC.                                            23,966
28357              MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                         9,054
28358              MILES MELDISCO K-M WEST RD., MICH., INC.                                            18,777
28359              MILES MELDISCO K-M WAUKESHA, WISC., INC.                                             9,960
28360              MELDISCO K-M PINEVILLE, LA., INC.                                                   12,831
28361              MELDISCO K-M WILMINGTON, DE., INC.                                                  29,608
28362              MELDISCO K-M ST. JOHNS, MI., INC.                                                   13,040
28363              MELDISCO K-M ST. GEORGE, UT., INC.                                                  14,657
28364              MELDISCO K-M PAINTSVILLE, KY., INC.                                                 16,311
28365              MELDISCO K-M PLEASANTVILLE, N.J., INC.                                              33,275
28366              MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                    33,401
28367              MELDISCO K-M OAK HARBOR, WA., INC.                                                  10,989
28368              MELDISCO K-M NOGALES, ARIZ., INC.                                                   19,835
28369              MELDISCO K-M SOUTH BISHOP, MO., INC.                                                13,479
28370              MELDISCO K-M POMPANO BEACH, FL., INC.                                               20,330
28371              MELDISCO K-M ST. CLOUD, MN., INC.                                                   15,459
28372              MELDISCO K-M RIPON, WI., INC.                                                        9,880
28373              MELDISCO K-M PINEVILLE, N.C., INC.                                                  14,079
28374              MELDISCO K-M WINTER GARDEN, FL., INC.                                               12,907
28375              MELDISCO K-M WINCHESTER, KY., INC.                                                  13,513
28376              MELDISCO K-M WISE, VA., INC.                                                        13,801
28377              MELDISCO K-M RIO RANCHO, NM., INC.                                                  14,357
28378              MELDISCO K-M YANKTON, S.D., INC.                                                    11,332
28379              MELDISCO K-M ORANGEBURG, S.C., INC.                                                 12,143
28380              MELDISCO K-M PALATKA, FLA., INC.                                                    10,079
28381              MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                           12,060
28382              MELDISCO K-M NORTH KENT MALL, MICH., INC.                                           17,706
28383              MELDISCO K-M NORWALK, OHIO, INC.                                                    11,594
28384              MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                               9,158
28385              MELDISCO K-M NEW BOSTON, OHIO, INC.                                                 17,026
28386              MELDISCO K-M PORTAGE RD., OHIO, INC.                                                19,040
28387              MELDISCO K-M ST. JOSEPH, MO., INC.                                                   8,648
28388              MELDISCO K-M WYTHEVILLE, VA., INC.                                                   9,559

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28389              MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                             30,118
28390              MELDISCO K-M OCONOMOWOC, WI., INC.                                                  13,523
28391              MELDISCO K-M OAK RIDGE, TENN., INC.                                                 10,816
28392              MELDISCO K-M WINTER SPRINGS, FL., INC.                                              12,395
28393              MELDISCO K-M PLYMOUTH, IN., INC.                                                    10,771
28394              MELDISCO K-M ROCK SPRINGS, WYO., INC.                                               10,716
28395              MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                          11,894
28396              MELDISCO K-M PITTSTON, PA., INC.                                                    15,959
28397              MELDISCO K-M PRESCOTT, ARIZ., INC.                                                  14,136
28398              MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                               19,854
28399              MELDISCO K-M RICHMOND, VA., INC.                                                    24,559
28400              MELDISCO K-M GUAYAMA, N.Y., INC.                                                    47,120
28401              MELDISCO K-M HENDERSON, NEV., INC.                                                  14,703
28402              MELDISCO K-M CHARLEVOIX, MI., INC.                                                  10,082
28403              MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                        34,682
28404              MELDISCO K-M GOLDENROD RD., N., FL., INC.                                           13,485
28405              MELDISCO K-M NORTHPORT, AL., INC.                                                    7,971
28406              MELDISCO K-M OXON HILL, MD., INC.                                                   18,142
28407              MELDISCO K-M ORANGE CITY, FL., INC.                                                 12,641
28408              MELDISCO K-M OAK PARK, MI., INC.                                                    32,301
28409              MELDISCO K-M NORTH BERGEN, N.J., INC.                                                4,818
28410              MELDISCO K-M SAN LEANDRO, CALIF., INC.                                              27,234
28411              MELDISCO K-M KENT, WASH., INC.                                                      16,377
28412              MELDISCO K-M ONTARIO, ORE., INC.                                                    12,561
28413              MELDISCO K-M GONZALES, LA., INC.                                                     9,594
28414              MELDISCO K-M BURNHAM, PA., INC.                                                     15,307
28415              MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                            9,955
28416              MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                   551
28417              MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                          631
28418              MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                         11,302
28419              MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                           12,831
28420              Highland Mall Footaction, Inc.                                                          18
28421              Military Circle Footaction, Inc.                                                        18
28422              Mall of Abilene Footaction, Inc.                                                       231
28423              Santurce Footaction, Inc.                                                              427
28424              Sikes Center Footaction, Inc                                                            18
28425              Newburgh Mall Footaction, Inc.                                                           0
28426              Newport City Thom McAn, Inc                                                              0
28427              Marquette Mall Footaction, Inc.                                                          0
28428              Granite Run Fan Club, Inc.                                                          65,000
28429              Gadsden Mall Footaction, Inc.                                                           18
28430              MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                               0
28431              MELDISCO/PAY LESS MEAD, WA., INC.                                                      295
28432              MELDISCO K-M 1075 SHAW AVE., CA., INC.                                              21,437
28433              Georgia Square Footaction, Inc.                                                         18
28434              Great Northwest Footaction, Inc.                                                        18
28435              Hamilton Place Footaction, Inc.                                                         18
28436              Sharpstown Center Footaction, Inc.                                                      18
28437              Roosevelt Mall (PA) Footaction, Inc.                                                 1,597
28438              Great Mall Footaction, Inc.                                                              0
28439              Mall Del Norte Footaction, Inc.                                                         18
28440              Valle Vista Footaction, Inc.                                                            18
28441              Metro North Footaction, Inc.                                                            18
28442              Natick Mall Footaction, Inc.                                                            18
28443              North East Footaction, Inc.                                                            318
28444              Independence Center Footaction, Inc.                                                    18
28445              West Oaks Footaction, Inc.                                                              18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28446              South Plains Footaction, Inc.                                                           18
28447              Southlake Mall Footaction, Inc.                                                         18
28448              Tucson Mall Footaction, Inc.                                                            18
28449              Town East Footaction, Inc.                                                              18
28450              University Footaction, Inc.                                                             18
28451              Solomon Pond Footaction, Inc.                                                           18
28452              Warner Robins Galleria Footaction, Inc.                                                 18
28453              Carolina East Footaction, Inc.                                                          18
28454              Camp Wisdom Footaction, Inc.                                                            18
28455              MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                           398
28456              Capital Footaction, Inc.                                                                 0
28457              Boynton Beach Footaction, Inc.                                                          33
28458              Annapolis Mall Footaction, Inc.                                                         18
28459              Citadel Mall Footaction, Inc.                                                          887
28460              Steamtown Footaction, Inc.                                                               0
28461              St. Clair FootAction, Inc.                                                             111
28462              Pasadena Towne Square Footaction, Inc.                                                 111
28463              Mt. Berry Square Footaction, Inc,                                                       18
28464              MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                              0
28465              Tyrone Square Footaction, Inc.                                                          18
28466              OAK HOLLOW FOOTACTION, INC.                                                             18
28467              Mall at 163rd St. Footaction, Inc.                                                      18
28468              Northgate Footaction, Inc.                                                               0
28469              Magnolia Mall Footaction, Inc.                                                          18
28470              Columbia Center Footaction, Inc.                                                        18
28471              FOUR SEASONS FOOTACTION, INC.                                                           18
28472              Greenspoint Footaction, Inc.                                                            18
28473              Gulf View Square Footaction Inc.                                                        18
28474              Golden East Crossing Footation, Inc.                                                    18
28475              Hudson Mall Footaction, Inc.                                                             0
28476              Spring Hill Footaction, Inc.                                                             0
28477              Taylor Township Footaction, Inc                                                         18
28478              Broward Mall Footaction, Inc.                                                           18
28479              Fairgrounds Sq. Footaction, Inc.                                                         0
28480              Oak Park Footaction, Inc.                                                               18
28481              Kenner Footaction, Inc.                                                                 18
28482              Old Hickory Mall Footaction, Inc.                                                       18
28483              SOUTH SQUARE MALL FOOTACTION, INC.                                                       0
28484              W. Mifflin Footaction, Inc.                                                              0
28485              Lakeland Square Footaction, Inc.                                                        18
28486              Westgate Mall Footaction, Inc.                                                          18
28487              TWIN RIVERS MALL FOOTACTION, INC.                                                       18
28488              Anderson Footaction, Inc.                                                               18
28489              MELDISCO K-M PROVO, UT., INC.                                                       12,772
28490              MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                             26,912
28491              MELDISCO K-M RIO PIEDRAS, PR., INC.                                                 17,603
28492              MELDISCO K-M GRAYLING, MI, INC.                                                     11,763
28493              MELDISCO K-M GRAYSON, KY., INC.                                                     19,149
28494              MELDISCO K-M HARDING HIGHWAY, OH., INC.                                             11,596
28495              MELDISCO K-M HAVRE, MONT., INC.                                                     15,334
28496              MELDISCO K-M N. MIAMI BEACH, FL., INC.                                              35,302
28497              MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                          15,081
28498              MELDISCO K-M GREENVILLE, MI., INC.                                                  17,455
28499              MELDISCO K-M HESPERIA, CA., INC.                                                    22,848
28500              MELDISCO K-M COLORADO SPRINGS, CO., INC.                                            11,320
28501              MELDISCO K-M LANTANA, FLA., INC.                                                    23,566
28502              MELDISCO K-M LANGHORNE, PA., INC.                                                   29,218

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28503              MELDISCO K-M HUTCHINSON, KAN., INC.                                                  8,972
28504              MELDISCO K-M LAWTON, OKLA., INC.                                                    12,533
28505              MELDISCO K-M MT. PLEASANT, MICH., INC.                                              14,174
28506              MELDISCO K-M HALSTEAD ST., MICH., INC.                                              11,707
28507              MELDISCO K-M HILLTOP DR., CALIF., INC.                                              19,162
28508              MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                            9,407
28509              MELDISCO K-M HUNTINGTON IND INC                                                     10,861
28510              MELDISCO K-M HORSEHEADS, N.Y., INC.                                                 21,240
28511              MELDISCO K-M LEWISTON, ID., INC.                                                    11,312
28512              MELDISCO K-M LONGMONT, COLO., INC.                                                  16,706
28513              MELDISCO K-M HAMPTON, VA., INC.                                                     12,169
28514              MELDISCO K-M HEMET, CALIF., INC.                                                    20,804
28515              MELDISCO K-M HOBBS, N.M., INC.                                                       8,950
28516              MELDISCO K-M JEFFERSONVILLE, IND., INC.                                             13,941
28517              MELDISCO K-M JEFFERSON CITY, MO., INC.                                              16,693
28518              MELDISCO K-M KALISPELL, MO., INC.                                                   10,194
28519              MELDISCO K-M LONGVIEW, TX., INC.                                                     9,187
28520              MELDISCO K-M MAIN ST., WISC., INC.                                                  11,343
28521              MELDISCO K-M LOUISVILLE, KY., INC.                                                  22,310
28522              MELDISCO K-M HYANNIS, MASS., INC.                                                   46,574
28523              MELDISCO K-M KINGSPORT, TENN., INC.                                                 17,678
28524              MELDISCO K-M JACKSON, TENN., INC.                                                    9,733
28525              MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                               13,307
28526              MELDISCO K-M HWY. 33, VA., INC.                                                     16,670
28527              MELDISCO K-M MALL BLVD., PA., INC.                                                  16,311
28528              MELDISCO K-M LAKE PARK, FLA., INC.                                                  22,102
28529              MELDISCO K-M KLAMATH FALLS, ORE., INC.                                              14,694
28530              MELDISCO K-M LAS CRUCES, N.M., INC.                                                 10,383
28531              MELDISCO K-M HOOKSETT, N.H., INC.                                                   22,413
28532              MELDISCO K-M HELENA, MONT., INC.                                                     9,410
28533              MELDISCO K-M HAYWARD, CALIF., INC.                                                  22,226
28534              MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                             14,363
28535              MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                           13,272
28536              MILES MELDISCO K-M CIRCLE, KY., INC.                                                23,608
28537              MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                        28,250
28538              MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                0
28539              MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                         17,768
28540              MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                         21,024
28541              MILES MELDISCO K-M CEDAR ST., MICH., INC.                                           15,857
28542              MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                         17,150
28543              MILES MELDISCO K-M BUTLER ST., PA., INC.                                            13,374
28544              MILES MELDISCO K-M BLOOMINGTON IND INC                                               3,867
28545              MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                       13,356
28546              MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                           18,040
28547              MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                          17,063
28548              MILES MELDISCO K-M BELT H'WAY., MO., INC.                                           14,814
28549              MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                         43,271
28550              MILES MELDISCO K-M BEACH BLVD FLA INC                                               27,911
28551              MILES MELDISCO K-M BANISTER RD., MO., INC.                                          10,594
28552              MILES MELDISCO K-M BAGLEY, OHIO, INC.                                               18,160
28553              MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                          23,854
28554              MILES MELDISCO K-M BISCAYNE FLA INC                                                 32,977
28555              MILES MELDISCO K-M 72ND ST., WASH., INC.                                            19,168
28556              MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                        15,158
28557              MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                    51,864
28558              MILES MELDISCO K-M ARVADA, COLO., INC.                                              17,393
28559              MILES MELDISCO K-M BISMARK, N. DAK., INC.                                           24,471

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28560              MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                    26,194
28561              MILES MELDISCO K-M 2873 W., PA., INC.                                               15,212
28562              MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                        12,734
28563              MILES MELDISCO K-M AVE., J., CALIF., INC.                                           17,965
28564              MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                    11,229
28565              MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                    33,133
28566              MILES MELDISCO K-M COLUMBUS, GA.,INC.                                               14,677
28567              MILES MELDISCO K-M 66 ST FLA INC                                                    15,698
28568              MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                        18,932
28569              MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                          18,445
28570              MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                          11,698
28571              MILES MELDISCO K-M 9TH ST., FLA., INC.                                              15,166
28572              MILES MELDISCO K-M 6TH AVE., WASH., INC.                                            16,620
28573              MILES MELDISCO K-M CUDAHY, WISC., INC.                                              16,054
28574              MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                           14,278
28575              MILES MELDISCO K-M EL CAJON, CALIF., INC.                                           22,489
28576              MILES MELDISCO K-M DENVER, INC.                                                     13,901
28577              MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                           28,678
28578              MILES MELDISCO K-M DES PLAINES, INC.                                                26,138
28579              MILES MELDISCO K-M DIXIE, KY., INC.                                                 28,433
28580              MILES MELDISCO K-M DORAVILLE, GA., INC.                                             43,964
28581              MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                              17,016
28582              MILES MELDISCO K-M COLUMBIA, S.C., INC.                                              9,446
28583              MILES MELDISCO K-M EASTWOOD, ALA., INC.                                              9,433
28584              MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                19,036
28585              MELDISCO K-M SHEBOYGAN, WISC., INC.                                                 11,161
28586              MELDISCO K-M MURFREESBORO, TENN., INC.                                               9,863
28587              MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                           27,358
28588              MELDISCO K-M RANCHO CORDOVA, CA., INC.                                              14,024
28589              MELDISCO K-M LAKE ORION, MICH., INC.                                                15,529
28590              MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                        12,208
28591              MELDISCO K-M ST. AUGUSTINE, FLA., INC.                                               8,492
28592              MELDISCO K-M. ACTON, MASS., INC.                                                    13,386
28593              MELDISCO K-M ELLICOTT CITY, MD., INC.                                               17,479
28594              MELDISCO K-M GARFIELD HTS., OHIO, INC.                                              24,412
28595              MELDISCO K-M SEASIDE, CA., INC.                                                        151
28596              MELDISCO K-M BROOKHAVEN, PA., INC.                                                  21,503
28597              MELDISCO K-M SAYRE, PA., INC.                                                       22,007
28598              MELDISCO K-M NEWBURYPORT, MASS., INC.                                               14,737
28599              MELDISCO K-M SHERIDAN, WYO., INC.                                                    7,968
28600              MELDISCO K-M LA PORTE IND INC                                                       13,019
28601              MELDISCO K-M FALL RIVER, MASS., INC.                                                20,345
28602              MELDISCO K-M FEDERAL HWY., FLA., INC.                                               35,020
28603              MELDISCO K-M NEW CASTLE, PA., INC.                                                  12,582
28604              MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                          13,837
28605              MELDISCO K-M WAYNESBORO, PA., INC.                                                  12,058
28606              MELDISCO K-M S. PLAINFIELD, N.J., INC.                                              24,335
28607              MELDISCO K-M BELLE VERNON, PA., INC.                                                16,042
28608              MELDISCO K-M HERNDON, VA., INC.                                                     25,710
28609              MELDISCO K-M WATERTOWN, CT., INC.                                                   21,968
28610              MELDISCO K-M WILLIAMSPORT, PA., INC.                                                25,605
28611              MELDISCO K-M EAGLEVILLE, PA., INC.                                                  17,032
28612              MELDISCO K-M GLASSBORO, N.J., INC.                                                  23,117
28613              MELDISCO K-M MARYVILLE, TENN., INC.                                                 13,514
28614              MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                             17,165
28615              MELDISCO K-M SUNLAND, CA., INC.                                                      3,250
28616              NEW LENOX, ILL., MELDISCO K-M, INC.                                                 18,704

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28617              MELDISCO K-M BERWICK, PA., INC.                                                     14,020
28618              MELDISCO K-M STATEN ISLAND, N.Y., INC.                                              46,206
28619              MELDISCO K-M LAKE TAHOE, CA., INC.                                                  21,106
28620              MELDISCO K-M HENDERSONVILLE, TENN., INC.                                             7,107
28621              MELDISCO K-M ALLENTOWN, PA., INC.                                                   23,253
28622              MELDISCO K-M CORTLAND, N.Y., INC.                                                   24,497
28623              MELDISCO K-M AUGUSTA, MAINE, INC.                                                   18,172
28624              MELDISCO K-M MEADEVILLE, PA., INC.                                                  11,660
28625              MELDISCO K-M E. STROUDSBURG, PA., INC.                                              26,757
28626              MELDISCO K-M LANCASTER, PA., INC.                                                   21,287
28627              MELDISCO K-M RIO GRANDE, N.J., INC.                                                 44,009
28628              PONTIAC, ILL., MELDISCO K-M, INC.                                                    4,711
28629              PULASKI, ILL., MELDISCO K-M, INC.                                                   30,917
28630              MELDISCO K-M CLAYMONT, DEL., INC.                                                   20,155
28631              MELDISCO K-M GOLDSBORO, N.C., INC.                                                   9,838
28632              MELDISCO K-M WATERVILLE, MAINE, INC.                                                20,628
28633              MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                               52,788
28634              MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                           11,388
28635              MELDISCO K-M CHEBOYGAN, MICH., INC.                                                 11,728
28636              MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                            7,944
28637              MELDISCO K-M KINSTON, N. C., INC.                                                    9,309
28638              MELDISCO K-M SARALAND, ALA., INC.                                                    6,067
28639              MELDISCO K-M JAMESTOWN, N.D.,INC.                                                    8,099
28640              MELDISCO K-M ENDICOTT, N.Y., INC.                                                   17,418
28641              MELDISCO K-M QUAKERTOWN, PA., INC.                                                  19,775
28642              MELDISCO K-M KOKOMO, IN., INC.                                                      13,895
28643              MELDISCO K-M CINCINNATI, OHIO, INC.                                                 15,601
28644              MELDISCO K-M PIERRE, S.D., INC.                                                      9,559
28645              MELDISCO K-M WOODBRIDGE, VA., INC.                                                  25,755
28646              MELDISCO K-M LEBANON, TENN., INC.                                                    8,969
28647              MELDISCO K-M CHATTANOOGA, TN., INC.                                                  8,241
28648              MELDISCO K-M SPRINGFIELD, MA., INC.                                                 34,231
28649              MELDISCO K-M RICHMOND, MICH., INC.                                                  17,344
28650              MELDISCO K-M LIMONITE AVENUE, CA., INC.                                             18,816
28651              MELDISCO K-M PLACERVILLE, CA., INC.                                                 20,409
28652              MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                          15,504
28653              MELDISCO K-M ALBERTVILLE, ALA., INC.                                                12,113
28654              MELDISCO K-M WINONA, MINN., INC.                                                     8,867
28655              MELDISCO K-M O'FALLON, MO., INC.                                                    14,972
28656              MELDISCO K-M 3020 12TH ST., S.D., INC.                                              12,199
28657              MELDISCO K-M WEST BEND, WISC., INC.                                                  9,366
28658              MELDISCO K-M N. PLAINFIELD, N.J., INC.                                              29,449
28659              MELDISCO K-M WEST CHESTER, PA., INC.                                                15,970
28660              MELDISCO K-M TEXARKANA, TX., INC.                                                   11,836
28661              MELDISCO K-M DANVILLE, KY., INC.                                                    12,766
28662              MELDISCO K-M FRACKVILLE, PA., INC.                                                  17,425
28663              MORTON, ILL., MELDISCO K-M, INC.                                                     8,543
28664              MELDISCO K-M WEST STATE ST., N.Y., INC.                                             34,782
28665              MELDISCO K-M ALMA, MICH., INC.                                                       8,472
28666              MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                             11,667
28667              MELDISCO K-M KEARNEY, N.J., INC.                                                    56,252
28668              MELDISCO K-M E. 10TH ST., S.D., INC.                                                11,555
28669              MELDISCO K-M ELMWOOD PARK, N.J., INC.                                               35,086
28670              MELDISCO K-M PARAMUS, N.J., INC.                                                    41,289
28671              MELDISCO K-M CLOSTER, N.J., INC.                                                    21,831
28672              MELDISCO K-M GRASS VALLEY, CA., INC.                                                28,730
28673              MELDISCO K-M KEARNS, UT., INC.                                                      18,399

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28674              MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                7,413
28675              MELDISCO K-M MADISON HGTS, MICH., INC.                                              36,088
28676              MELDISCO K-M MARIETTA, OH., INC.                                                    15,052
28677              MELDISCO K-M MADISON ST., TN., INC.                                                  7,907
28678              MELDISCO K-M RICHLANDS, VA., INC.                                                   14,469
28679              MELDISCO K-M BROWNSBURG IN INC                                                       8,770
28680              MELDISCO K-M CODY, WY., INC.                                                         5,311
28681              WOODSTOCK, ILL., MELDISCO K-M, INC.                                                 12,323
28682              MT. VERNON, ILL., MELDISCO K-M, INC.                                                11,760
28683              MELDISCO K-M PETALUMA, CA., INC.                                                    16,732
28684              MELDISCO K-M ROMEO, MICH., INC.                                                     13,106
28685              MELDISCO K-M OUTER LOOP, KY., INC.                                                  20,319
28686              BELL RD., ILL., MELDISCO K-M, INC.                                                  11,680
28687              S. CICERO AVE, ILL., MELDISCO K-M, INC.                                             20,089
28688              MELDISCO K-M CLINTON, MD., INC.                                                     16,988
28689              MELDISCO K-M CROSSVILLE, TENN., INC.                                                10,889
28690              MELDISCO K-M LEAVENWORTH, KS., INC.                                                  9,573
28691              MELDISCO K-M SCOTTSBORO, ALA., INC.                                                  7,750
28692              MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                           12,968
28693              MELDISCO K-M WILMINGTON, N.C., INC.                                                 14,580
28694              MELDISCO K-M XYLON AVE., MINN., INC.                                                11,506
28695              MELDISCO K-M ZANESVILLE, OHIO, INC.                                                 14,862
28696              MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                      30,382
28697              MELDISCO K-M VINCENNES IND INC                                                      10,350
28698              MELDISCO K-M WAYNE, N.J. INC.                                                       56,708
28699              MELDISCO K-M WEIRTON W. VA., INC.                                                    9,213
28700              MELDISCO K-M WESTLAKE, OHIO, INC.                                                   11,977
28701              MELDISCO K-M FARMINGTON, N.M., INC.                                                 17,631
28702              MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                          13,346
28703              MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                          14,359
28704              MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                             16,318
28705              MELDISCO K-M FAIRBORN, OHIO, INC.                                                    9,478
28706              MELDISCO K-M FT. MITCHELL, KY., INC.                                                18,861
28707              MELDISCO K-M MINNETONKA, MINN., INC.                                                13,924
28708              MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                 23,038
28709              MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                   39,896
28710              MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                          37,072
28711              MELDISCO K-M GREENWOOD IND INC                                                      17,098
28712              MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                               14,084
28713              MELDISCO K-M GRAY AVE., CALIF., INC.                                                17,933
28714              MELDISCO K-M GREENWOOD, S.C., INC.                                                  10,371
28715              MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                           15,838
28716              MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                            17,036
28717              MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                       58,945
28718              MELDISCO K-M DIAMOND BAR, CALIF., INC.                                              10,489
28719              MELDISCO K-M WILLOW GROVE, PA., INC.                                                18,721
28720              MELDISCO K-M FEASTERVILLE, PA., INC.                                                17,404
28721              MELDISCO K-M GREAT FALLS, MONT., INC.                                               11,532
28722              MELDISCO K-M HALES CORNERS, WISC., INC.                                             16,833
28723              MELDISCO K-M W. 65TH ST., OHIO, INC.                                                18,756
28724              MELDISCO K-M GREENVILLE, OHIO, INC.                                                 10,047
28725              MELDISCO K-M W. LEBANON, N.H., INC.                                                 25,429
28726              MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                           11,428
28727              MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                              18,828
28728              MELDISCO K-M GREENVILLE, MISS., INC.                                                 8,626
28729              MELDISCO K-M WASHINGTON ST IND INC                                                  24,758
28730              MELDISCO K-M WARMINSTER, PA.,INC.                                                   21,409

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28731              MELDISCO K-M WALLA WALLA, WASH., INC.                                               13,473
28732              MELDISCO K-M WABASH AVE., MD., INC.                                                 18,146
28733              MELDISCO K-M W.PATRICK, MD., INC.                                                   23,738
28734              MELDISCO K-M WATSON BLVD., GA., INC.                                                17,496
28735              MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                           9,559
28736              MELDISCO K-M WATERBURY, CONN., INC.                                                 35,293
28737              MELDISCO K-M MILFORD, MASS., INC.                                                   19,965
28738              MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                            19,187
28739              MELDISCO K-M MERCERVILLE RD., N.J., INC                                             45,899
28740              MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                           12,099
28741              MELDISCO K-M MIAMISBURG, OHIO, INC.                                                 14,366
28742              MELDISCO K-M MERRILLVILLE INC                                                       17,276
28743              MELDISCO K-M OREM UTAH, INC.                                                        13,054
28744              MILES MELDISCO K-M RAPID CITY, S.D., INC.                                           26,443
28745              MELDISCO K-M ST ALBANS W. VA., INC.                                                 16,572
28746              MELDISCO K-M STADIUM DR., MICH., INC.                                                9,325
28747              MELDISCO K-M STEVENS POINT, WISC., INC.                                              9,665
28748              MELDISCO K-M MODESTA, CAL., INC.                                                    23,225
28749              MELDISCO K-M MISSOULA, MONT., INC.                                                   9,217
28750              MELDISCO K-M MILFORD, OHIO, INC.                                                    13,925
28751              MELDISCO K-M STURGIS, MICH., INC.                                                   10,627
28752              MELDISCO K-M SUMTER, S.C., INC.                                                      8,191
28753              MELDISCO K-M MOOSIC, PA., INC.                                                      20,264
28754              MELDISCO K-M NEW IBERIA, LA, INC.                                                    8,320
28755              MELDISCO K-M NEWARK, CALIF., INC.                                                   34,805
28756              MELDISCO K-M NEWPORT NEWS, VA., INC.                                                10,835
28757              MELDISCO K-M SAUGAS, MASS., INC.                                                    35,601
28758              MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                           17,228
28759              MELDISCO K-M SAVANNAH HWY., S.C., INC.                                              11,541
28760              MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                 8,354
28761              MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                   26,078
28762              MELDISCO K-M NORRISTOWN, PA., INC.                                                  23,350
28763              MELDISCO K-M NORTH CANTON, OHIO, INC.                                               17,530
28764              MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                       21,954
28765              MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                             8,989
28766              MELDISCO K-M NINE MILE RD., VA., INC.                                               21,631
28767              MELDISCO K-M NAPLES, FLA., INC                                                      13,997
28768              MELDISCO K-M NAMPA, ID., INC.                                                       15,204
28769              MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                30,411
28770              MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                        14,123
28771              MELDISCO K-M MENOMINEE, MICH., INC.                                                 12,403
28772              MELDISCO K-M MASON CITY, IOWA, INC.                                                 10,417
28773              MELDISCO K-M MANHATTAN, KS., INC.                                                    7,861
28774              MELDISCO K-M MANTUA, N.J., INC.                                                     34,350
28775              MELDISCO K-M MARYLAND AVE., MINN., INC.                                             19,269
28776              MELDISCO K-M MARLTON, N.J., INC.                                                    16,127
28777              MELDISCO K-M TACOMA, WASH., INC.                                                    17,419
28778              MELDISCO K-M SPRING VALLEY, CALIF., INC.                                            16,668
28779              MELDISCO K-M SINCLAIR LANE, MD., INC.                                               16,127
28780              MELDISCO K-M SOQUEL,CALIF.,INC.                                                     20,691
28781              MELDISCO K-M SILVER SPRING, MD., INC.                                               50,909
28782              MELDISCO K-M NAZARETH PIKE, PA., INC.                                               18,881
28783              MELDISCO K-M NEW HARTFORD, N.Y., INC.                                               28,188
28784              MELDISCO K-M MUSKOGEE,OKLA.,INC                                                     11,198
28785              MELDISCO K-M MORRISTOWN, TENN., INC.                                                16,275
28786              MELDISCO K-M SHELBY, N.C., INC.                                                     12,083
28787              MELDISCO K-M SHELBURKE RD., VT., INC.                                               17,678

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28788              MELDISCO K-M SIOUX CITY, IOWA, INC.                                                 19,461
28789              MELDISCO K-M MANASSAS, VA., INC.                                                    30,709
28790              MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                               6,917
28791              MELDISCO K-M N. AVE., COLO., INC.                                                   13,736
28792              MELDISCO K-M UTICA, MICH., INC.                                                     14,295
28793              MELDISCO K-M W. 7 MILE RD., MICH., INC.                                             21,193
28794              MELDISCO K-M VERNON, CONN., INC.                                                    39,193
28795              MELDISCO K-M VENICE, FLA., INC.                                                      9,656
28796              MELDISCO K-M VALPARAISO, IND., INC.                                                 11,461
28797              MELDISCO K-M VALLEY PLAZA, MD., INC.                                                24,826
28798              MELDISCO K-M U.S. ROUTE 11, PA., INC.                                               22,440
28799              MELDISCO K-M TUALATIN, ORE., INC.                                                   13,469
28800              MELDISCO K-M TOMS RIVER, N.J., INC.                                                 39,519
28801              MELDISCO K-M TOLEDO, OHIO, INC.                                                     13,406
28802              MELDISCO K-M TIFTON, GA., INC.                                                      10,748
28803              MELDISCO K-M VALENCIA, CALIF., INC.                                                 19,896
28804              MELDISCO K-M TULSA, OKLA., INC.                                                     10,818
28805              MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                16,249
28806              MELDISCO K-M U. S. RTE, 309, PA., INC.                                              23,620
28807              MELDISCO K-M PLATTE WOODS, MO., INC.                                                 9,971
28808              MELDISCO K-M PERU IND INC                                                            8,360
28809              MELDISCO K-M PLAZA MALL, NJ., INC.                                                  46,261
28810              MELDISCO K-M PONTIAC, MICH., INC.                                                   15,286
28811              MELDISCO K-M PORTAGE, MICH., INC.                                                   14,192
28812              MELDISCO K-M READING, PA., INC.                                                     18,614
28813              MELDISCO K-M PYRAMID MALL, N.Y., INC.                                               22,747
28814              MELDISCO K-M PASADENA, MD., INC.                                                    21,438
28815              MELDISCO K-M SAND SPRINGS, OKLA., INC.                                               8,984
28816              MELDISCO K-M PADUCAH, KY., INC.                                                     11,554
28817              MELDISCO K-M PARKERSBURG W. VA., INC.                                               13,730
28818              MELDISCO K-M SANTA FE, N.M., INC.                                                   23,444
28819              MELDISCO K-M TALLMADGE, OHIO, INC.                                                  21,465
28820              MELDISCO K-M REED ROAD, PA., INC.                                                    1,572
28821              MELDISCO K-M S. TUNNEL RD., N.C., INC.                                              15,196
28822              MELDISCO K-M ROSWELL, N.M., INC.                                                     8,818
28823              MELDISCO K-M ROCK HILL, S.C., INC.                                                  14,259
28824              MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                             445
28825              MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                          24,095
28826              MELDISCO K-M ROCHESTER, MICH., INC.                                                 18,545
28827              MELDISCO K-M RIVERSIDE, CALIF., INC.                                                19,460
28828              MELDISCO K-M RENSSELAER, N.Y. INC.                                                  17,961
28829              MILES MELDISCO K-M N. DIVISION, WASH., INC.                                         22,305
28830              MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                       32,670
28831              MELDISCO K-M TARPON SPRINGS, FLA., INC.                                             11,435
28832              MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                          20,937
28833              MILES MELDISCO K-M OCALA,FLA.,INC.                                                  13,621
28834              MILES MELDISCO K-M NORTH GATE, INC.                                                 17,473
28835              MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                         21,148
28836              MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                           0
28837              MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                           12,300
28838              MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                         9,203
28839              MILES MELDISCO K-M OSHKOSH, WISC., INC.                                             13,480
28840              MILES MELDISCO K-M ORANGE, CALIF., INC.                                                110
28841              MILES MELDISCO K-M PATRICIO, P. R., INC.                                            56,024
28842              MILES MELDISCO K-M PARLEYS WAY UTAH INC                                             11,121
28843              MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                       13,441
28844              MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                           8,150

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28845              MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                        25,798
28846              MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                       15,217
28847              MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                         10,012
28848              MILES MELDISCO K-M MISSION ST., ORE., INC.                                          17,608
28849              MILES MELDISCO K-M MINOT, N.D., INC.                                                20,650
28850              MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                            0
28851              MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                         36,187
28852              MILES MELDISCO K-M MONROE, MICH., INC.                                              18,161
28853              MILES MELDISCO K-M MORRELL, TENN., INC.                                             14,936
28854              MILES MELDISCO K-M MOSS ST., CALIF., INC.                                           36,305
28855              MILES MELDISCO K-M MASSILLON, OHIO, INC.                                            22,563
28856              MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                 0
28857              MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                            37,908
28858              MILES MELDISCO K-M MCKINLEY AVE IND INC                                             16,962
28859              MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                         16,719
28860              MILES MELDISCO K-M MERRIAM, INC.                                                    13,903
28861              MILES MELDISCO K-M MESA, ARIZ., INC.                                                17,514
28862              MILES MELDISCO K-M PUEBLO, COLO., INC.                                              17,610
28863              MILES MELDISCO K-M MAPLE RD., MICH., INC.                                           11,725
28864              MILES MELDISCO K-M MADERA RD., CALIF., INC.                                         15,864
28865              MILES MELDISCO K-M MADISON, TENN., INC.                                             21,569
28866              MILES MELDISCO K-M LA CROSSE, WISC., INC.                                            9,070
28867              MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                            7,867
28868              MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                           12,368
28869              MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                           8,402
28870              MILES MELDISCO K-M LAKE RD., OREGON, INC.                                           13,229
28871              MILES MELDISCO K-M LOMBARD, ILL., INC.                                              13,627
28872              Gurnee Mills Fan Club, Inc.                                                              0
28873              Hickory Hollow Mall Footaction, Inc.                                                    18
28874              Hickory Ridge Mall Footaction, Inc.                                                     18
28875              Highland Park Footaction, Inc.                                                          18
28876              Hamtramck Footaction, Inc.                                                              18
28877              Hallwood Footaction, Inc.                                                               18
28878              Hamilton Fan Club, Inc.                                                                  0
28879              Tyler Mall Fan Club, Inc.                                                               18
28880              Upper Darby Footaction, Inc.                                                             0
28881              GETTY SQUARE FOOTACTION, INC.                                                            0
28882              Grand Boulevard Footaction, Inc.                                                         0
28883              Grand Rapids Footaction, Inc.                                                           18
28884              Greenbriar Mall Footaction, Inc.                                                        18
28885              Forest Hills Footaction, Inc.                                                           18
28886              FAIRLANE MEADOWS FOOTACTION, INC.                                                        0
28887              Fox Hills (Cal.) Fan Club, Inc.                                                         18
28888              Eastridge Fan Club, Inc.                                                                18
28889              The Meadows Fan Club, Inc.                                                             522
28890              The Village Footaction, Inc.                                                            18
28891              Tower Center Footaction, Inc.                                                           18
28892              Treasure Coast Mall Footaction, Inc.                                                    18
28893              Troy Footaction, Inc.                                                                   18
28894              Tukwila Open Country, Inc.                                                              18
28895              Ladera Center Footaction, Inc.                                                          18
28896              LAFAYETTE FOOTACTION, INC.                                                              18
28897              Lakewood Fan Club, Inc.                                                                 18
28898              Lee Harvard Footaction, Inc.                                                             0
28899              Leominster Fan Club, Inc.                                                               18
28900              Lincoln Park Footaction, Inc.                                                        1,342
28901              Lloyd Center Fan Club, Inc.                                                             18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28902              Mall @ Barnes Crossing Footaction, Inc.                                                 18
28903              Macomb Mall Footaction, Inc.                                                            18
28904              Mall De Aguilas Footaction, Inc.                                                        18
28905              MARKET CENTER FOOTACTION, INC.                                                          18
28906              Marketplace at Hollywood Footaction, Inc.                                               18
28907              Quaker Bridge Open Country, Inc.                                                         0
28908              Fresno Fan Club, Inc.                                                                   18
28909              Freedom Mall Footaction, Inc.                                                           18
28910              Sunbury Footaction, Inc.                                                                 0
28911              Sawgrass Fan Club, Inc.                                                                 18
28912              Padre Footaction, Inc.                                                                  18
28913              Vista Ridge Mall Footaction, Inc.                                                       18
28914              Washington Street Fan Club, Inc.                                                        18
28915              WEST END MALL FOOTACTION, INC.                                                          18
28916              Westgate Fan Club, Inc.                                                                 18
28917              Westland-Haileah Fan Club, Inc.                                                         18
28918              Killeen Mall Footaction, Inc.                                                           18
28919              Kings Plaza Fan Club, Inc.                                                               0
28920              Lawndale Plaza Footaction, Inc.                                                          0
28921              Dallas Galleria Footaction, Inc.                                                        18
28922              Ala Moana Footaction, Inc.                                                           6,332
28923              Del Amo Fan Club, Inc.                                                                  18
28924              Dartmouth Fan Club, Inc.                                                                18
28925              Fairfield Commons Fan Club, Inc.                                                        18
28926              Cross County (N.Y.) Fan Club, Inc.                                                       0
28927              Chula Vista Fan Club, Inc.                                                              18
28928              Alexandria Mall Footaction, Inc.                                                        18
28929              CROSSROADS CENTER FOOTACTION, INC.                                                      20
28930              Crossgates Fan Club, Inc.                                                                0
28931              Square One Footaction, Inc.                                                             18
28932              Southridge Footaction, Inc.                                                             18
28933              Southland Mall Footaction, Inc.                                                     17,789
28934              Solano Footaction, Inc.                                                                 18
28935              West Towne Footaction, Inc.                                                             18
28936              Fiesta Footaction, Inc.                                                                 18
28937              Bel-Air Center Footaction, Inc.                                                         18
28938              Bel Air Mall Footaction, Inc.                                                          231
28939              West Ridge Footaction, Inc.                                                             18
28940              Deptford Open Country, Inc.                                                              0
28941              Desoto Square Mall Footaction, Inc.                                                     18
28942              Dover Mall Footaction, Inc.                                                              0
28943              Chatham Ridge Footaction, Inc.                                                           0
28944              Cielo Vista Mall Footaction, Inc.                                                       18
28945              San Leandro Footaction, Inc.                                                            18
28946              CITY PLACE LONG BEACH FOOTACTION, INC.                                                  18
28947              Ford City Footaction, Inc.                                                          53,862
28948              Gentilly Woods Footaction, Inc.                                                         65
28949              Carson Mall Fan Club, Inc.                                                              18
28950              CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                              18
28951              MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                            1,308
28952              Seatac Footaction, Inc.                                                                  0
28953              Westgate Footaction, Inc.                                                            3,221
28954              Randall Park Footaction, Inc.                                                           18
28955              Riverchase Footaction, Inc.                                                             18
28956              Rimrock Footaction, Inc.                                                                 0
28957              Central City Mall Fan Club, Inc.                                                         0
28958              Animas Mall Footaction, Inc.                                                            18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28959              Aventura Fan Club, Inc.                                                                 18
28960              Fair Oaks Footaction, Inc.                                                              18
28961              EASTERN BOULEVARD FOOTACTION, INC.                                                      18
28962              Eastfield Open Country, Inc.                                                            18
28963              Coventry Mall Fan Club, Inc.                                                             0
28964              Cordova Mall Footaction, Inc.                                                           18
28965              Bannister Mall Footaction, Inc.                                                          0
28966              Carlsbad Fan Club, Inc.                                                                 18
28967              CAPITAL CENTRE FOOTACTION, INC.                                                          0
28968              Canterbury Square Footaction, Inc.                                                       0
28969              Cambridge Galleria Fan Club, Inc.                                                       18
28970              Broad Street Footaction, Inc.                                                            0
28971              Bossier Mall Footaction, Inc.                                                           18
28972              Bonita Fan Club, Inc.                                                                   18
28973              Bay Plaza Footaction, Inc                                                                0
28974              164 North Star Mall Footaction, Inc.                                                    18
28975              87TH AND COTTAGE GROVE FOOTACTION, INC.                                              2,500
28976              83 Central Mall Footaction, Inc.                                                        18
28977              63rd & Western Footaction, Inc.                                                          0
28978              34TH STREET FOOTACTION, INC.                                                            18
28979              1162 Valla Linda Mall Footaction, Inc.                                                  18
28980              305 Northline Mall Footaction, Inc.                                                     18
28981              MELDISCO K-M BRISTOL, TENN., INC.                                                   12,576
28982              MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                    16,566
28983              MELDISCO K-M CHICO, CALIF., INC.                                                    15,420
28984              MELDISCO K-M BRIDGEVILLE, PA., INC.                                                 19,765
28985              MELDISCO K-M BROCKTON, MASS., INC.                                                  23,699
28986              MELDISCO K-M BRICKTOWN, N.J., INC.                                                  23,126
28987              MELDISCO K-M BREMERTON, WASH., INC.                                                 13,383
28988              MELDISCO K-M CHILLI, N.Y., INC.                                                     23,746
28989              MELDISCO K-M BOZEMAN, MONT., INC.                                                    8,244
28990              MELDISCO K-M CHAMBERSBURG, PA., INC.                                                22,977
28991              MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                              14,416
28992              MELDISCO K-M BURTON, MICH., INC.                                                    17,317
28993              MELDISCO K-M CLEARWATER, FLA., INC.                                                 13,045
28994              MELDISCO K-M BURLINGTON, N.J., INC.                                                 19,276
28995              MELDISCO K-M BURLINGTON, IOWA, INC.                                                 10,471
28996              MELDISCO K-M BRUNSWICK, OHIO, INC.                                                  15,447
28997              MELDISCO K-M CHARLESTON, W.VA., INC.                                                25,946
28998              MELDISCO K-M BRANDON,FLA.,INC                                                       17,110
28999              MELDISCO K-M BOUNTIFUL, UTAH INC.                                                   16,294
29000              MELDISCO K-M BOSSIER CITY, LA., INC.                                                13,226
29001              MELDISCO K-M BLAINE, MINN., INC.                                                    13,060
29002              MELDISCO K-M IRMO, S.C., INC.                                                        5,634
29003              MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                      8,935
29004              MELDISCO K-M HOWELL, N.J., INC.                                                     22,776
29005              MELDISCO K-M HOLLISTER, CA., INC.                                                   15,885
29006              MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                          7,123
29007              MELDISCO K-M INVERNESS, FL., INC.                                                   10,941
29008              MELDISCO K-M HYATTSVILLE MD., INC.                                                  48,248
29009              MELDISCO K-M HOPKINSVILLE, KY., INC.                                                10,219
29010              MELDISCO K-M IONIA, MICH., INC.                                                     13,674
29011              MELDISCO K-M KEY WEST, FL., INC.                                                    15,070
29012              MELDISCO K-M HOLMES, PA., INC.                                                      35,817
29013              MELDISCO K-M JONESBORO, GA., INC.                                                   21,372
29014              MELDISCO K-M LIBERTY, MO., INC.                                                      7,787
29015              MELDISCO K-M LEXINGTON, SC., INC.                                                    8,347

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29016              MELDISCO K-M IDAHO FALLS, ID., INC.                                                 11,043
29017              MELDISCO K-M JACKSON, WY., INC.                                                     13,588
29018              MELDISCO K-M IWILEI, HI., INC.                                                      35,946
29019              MELDISCO K-M KINGSBURG, CA., INC.                                                   14,711
29020              MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                            14,970
29021              MELDISCO K-M LAKE MARY, FL., INC.                                                   12,044
29022              MELDISCO K-M JUAN DIAZ, P.R., INC.                                                  42,293
29023              MELDISCO K-M LEVITTOWN, NY., INC.                                                      191
29024              MELDISCO K-M KINGSLAND, GA., INC.                                                    9,332
29025              MELDISCO K-M LENEXA, KS., INC.                                                       9,099
29026              MELDISCO K-M LEMOORE, CA., INC.                                                     16,806
29027              MELDISCO K-M INDIO, CA., INC.                                                       28,058
29028              MELDISCO K-M PARADISE, CA., INC.                                                    15,441
29029              MELDISCO K-M COOS BAY, ORE., INC.                                                    9,353
29030              MELDISCO K-M DAVIS RD., CA., INC.                                                   27,198
29031              MELDISCO K-M GRAND BLANC, MICH., INC.                                                7,940
29032              MELDISCO K-M GLENMONT, N.Y., INC.                                                   14,151
29033              MELDISCO K-M MT. PLEASANT, S.C., INC.                                                4,746
29034              MELDISCO K-M CARROLLTON, GA., INC.                                                  11,605
29035              MELDISCO K-M ROCHESTER, N.H., INC.                                                  19,644
29036              MELDISCO K-M KISSIMMEE, FLA., INC.                                                  27,952
29037              MELDISCO K-M KEARNY, MO., INC.                                                      11,036
29038              MELDISCO K-M MONTANA BLVD., TX., INC.                                               26,294
29039              MELDISCO K-M HERKIMER, N.Y., INC.                                                   22,020
29040              MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                          14,054
29041              MELDISCO K-M KILLEEN, TX., INC.                                                      9,082
29042              MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                             28,646
29043              MELDISCO K-M MORGANTON, N.C., INC.                                                  10,543
29044              MELDISCO K-M CHEROKEE, IOWA, INC.                                                    9,541
29045              MELDISCO K-M BENNINGTON, VT., INC.                                                  14,302
29046              MELDISCO K-M EASTON, PA., INC.                                                      16,685
29047              MELDISCO K-M PIKEVILLE, KY., INC.                                                   16,866
29048              MELDISCO K-M NEWPORT, KY., INC.                                                     19,976
29049              MELDISCO K-M WEST 3RD ST., CA., INC.                                                27,027
29050              MELDISCO K-M DICKINSON, N.D., INC.                                                   9,792
29051              MELDISCO K-M OELWEIN, IOWA, INC.                                                     7,559
29052              MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                           10,720
29053              MELDISCO K-M DAVIE, FLA., INC.                                                      22,901
29054              MELDISCO K-M BOONE, N.C., INC.                                                      11,398
29055              MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                              12,131
29056              MELDISCO K-M RED OAK, IOWA, INC.                                                     4,554
29057              MELDISCO K-M PALMER, MASS., INC.                                                    18,338
29058              MELDISCO K-M HUNTINGTON, W.VA., INC.                                                13,268
29059              MELDISCO K-M SANFORD, N.C., INC.                                                    11,998
29060              MELDISCO K-M RATON, N. M., INC.                                                      6,216
29061              MELDISCO K-M REIDSVILLE, N.C., INC.                                                 11,586
29062              MELDISCO K-M SOUTH BROADWAY, KS., INC.                                              10,120
29063              MELDISCO K-M MOORHEAD, MINN., INC.                                                  11,468
29064              MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                  17
29065              MELDISCO K-M FERGUS FALLS, MINN., INC.                                               6,241
29066              ALTON, ILL., MELDISCO K-M, INC.                                                     17,162
29067              MELDISCO K-M FORT ATKINSON, WISC., INC.                                              7,300
29068              MELDISCO K-M SARASOTA, FLA., INC.                                                   16,341
29069              MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                     13,727
29070              MELDISCO K-M PUYALLUP, WASH., INC.                                                  11,029
29071              MELDISCO K-M NATIONAL RD IND INC                                                    13,497
29072              MELDISCO K-M RIDGE RD., N.Y., INC.                                                  23,559

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29073              MELDISCO K-M AVENEL, N.J., INC.                                                     30,375
29074              MELDISCO K-M FAIRFAX, VA., INC.                                                     20,257
29075              MELDISCO K-M SYKESVILLE, MD., INC.                                                  12,339
29076              MELDISCO K-M CORBIN, KY., INC.                                                      20,146
29077              MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                              38,886
29078              MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                         13,073
29079              MILES MELDISCO K-M HAINES RD., PA., INC.                                            24,644
29080              MILES MELDISCO K-M GROSEBECK, MICH., INC.                                           18,051
29081              MILES MELDISCO K-M GREENFIELD, WISC., INC.                                          17,484
29082              MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                         25,306
29083              MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                          13,782
29084              MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                        21,564
29085              MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                           3,442
29086              MILES MELDISCO K-M HOLLYWOOD FLA INC                                                25,342
29087              MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                     19,483
29088              MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                     28,926
29089              MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                           15,575
29090              MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                    20,348
29091              MILES MELDISCO K-M GREEN BAY, INC.                                                  17,978
29092              MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                         19,925
29093              MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                         21,414
29094              MILES MELDISCO K-M JANESVILLE, WISC., INC.                                          14,940
29095              MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                          11,400
29096              MILES MELDISCO K-M H'WAY 24, MO., INC.                                              14,988
29097              MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                       42,993
29098              MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                           28,290
29099              MILES MELDISCO K-M HIALEAH FLA INC                                                  42,284
29100              MILES MELDISCO K-M HAZLET, N.J. INC.                                                31,264
29101              CROSS CREEK MALL FOOTACTION, INC.                                                       18
29102              Tri-County Footaction, Inc.                                                             18
29103              Northland Center Footaction, Inc.                                                       18
29104              Pembroke Lakes Footaction, Inc.                                                         18
29105              Harper Woods FootAction, Inc.                                                          374
29106              Western Hills Footaction, Inc.                                                          18
29107              Columbia Mall Footaction, Inc.                                                          18
29108              Cumberland Footaction, Inc.                                                              0
29109              Santa Anita Fan Club, Inc.                                                              18
29110              South Shore Footaction, Inc.                                                             0
29111              Kenwood Footaction, Inc.                                                               617
29112              Columbus Mall Footaction, Inc.                                                          18
29113              Crossroads FootAction, Inc.                                                             18
29114              Northgate Footaction, Inc.                                                              18
29115              Great Northern Open Country, Inc.                                                        0
29116              Merced Mall Footaction, Inc.                                                            93
29117              Montgomery Mall Footaction, Inc.                                                        36
29118              Ingleside Open Country, Inc.                                                            18
29119              North Shore Footaction, Inc.                                                            89
29120              Homiguero Footaction, Inc                                                              493
29121              Northwest Mall Footaction, Inc.                                                         18
29122              Oglethorpe Footaction, Inc.                                                             18
29123              Charleston Footaction, Inc.                                                             18
29124              First Colony Footaction, Inc                                                            18
29125              CRABTREE VALLEY FOOTACTION, INC.                                                        18
29126              San Angelo Footaction, Inc.                                                             18
29127              San Cados Footaction, Inc.                                                             466
29128              Rolling Acres Open Country, Inc.                                                        18
29129              River Falls Footaction, Inc.                                                             0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29130              Grand Avenue Footaction, Inc.                                                          194
29131              Glendale Center Footaction, Inc.                                                        18
29132              Dedham Mall Fan Club, Inc.                                                              18
29133              Lynnwood Footaction, Inc.                                                                0
29134              Metrocenter Mall Footaction, Inc.                                                       18
29135              Green Acres Open Country, Inc.                                                           0
29136              Roosevelt Field Open Country, Inc.                                                       0
29137              Hickory Point Footaction, Inc.                                                           0
29138              Fort Steuben Mall Footaction, Inc.                                                       0
29139              Eagle Rock Plaza Footaction, Inc.                                                       18
29140              MELDISCO K-M LONDON, OHIO, INC.                                                     10,335
29141              MELDISCO K-M LONDON, KY., INC.                                                      15,718
29142              MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                59,780
29143              MELDISCO K-M MARTINSBURG, W. VA., INC.                                              23,841
29144              MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                        55,463
29145              Midway Mall Footaction, Inc.                                                             0
29146              Mainland Mall Footaction, Inc.                                                          18
29147              N. County Fair (CA) Footaction, Inc.                                                     0
29148              Deerbrook Mall Footaction, Inc.                                                         18
29149              Jacksonville Mall Footaction, Inc.                                                      18
29150              River Center Footaction, Inc.                                                           18
29151              Rio Piedras Footaction, Inc.                                                             0
29152              Lufkin Mall Footaction                                                                  18
29153              Boulevard Mall Footaction, Inc.                                                          0
29154              Mondawmin Footaction, Inc.                                                              18
29155              Mall of America Footaction, Inc.                                                         0
29156              Coliseum-Hampton Footaction, Inc.                                                       18
29157              Pine Bluff Footaction, Inc.                                                             18
29158              Galleria at Sunset Footaction, Inc.                                                     18
29159              MELDISCO K-M CRANSTON, R.I., INC.                                                   54,759
29160              MELDISCO K-M CRAIG, COLO., INC.                                                     13,387
29161              MELDISCO K-M CONWAY, S.C., INC.                                                      5,506
29162              MELDISCO K-M COLUMBUS, MISS., INC.                                                  10,846
29163              MELDISCO K-M CLERMONT, FLA., INC.                                                   20,648
29164              MELDISCO K-M CLEMMONS, N.C., INC.                                                   13,299
29165              MELDISCO K-M CHARLES CITY, IA., INC.                                                12,915
29166              MELDISCO K-M CENTRE, AL., INC.                                                       7,105
29167              MELDISCO K-M CAYEY, N.Y., INC.                                                      34,594
29168              MELDISCO K-M CARLISLE, PA., INC.                                                    20,500
29169              MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                  15,527
29170              MELDISCO K-M DE LAND, FLA., INC.                                                    10,547
29171              MELDISCO K-M DEFIANCE, OH., INC.                                                    19,614
29172              MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                            33,570
29173              MELDISCO K-M DEMING, N.M. INC.                                                      10,105
29174              MILES MELDISCO K-M ABELENE, TEXAS, INC.                                             14,176
29175              MILES MELDISCO K-M ACCESS, TENN., INC.                                              11,864
29176              MILES MELDISCO K-M ANDERSON, S.C., INC.                                              9,208
29177              MELDISCO K-M WELLSVILLE, N.Y., INC.                                                 22,527
29178              MELDISCO K-M WAYNESBORO, VA., INC.                                                  14,753
29179              MELDISCO K-M WAYCROSS RD., OH., INC.                                                16,174
29180              MELDISCO K-M WINCHESTER RD., TN., INC.                                              14,416
29181              MELDISCO K-M WIND GAP, PA., INC.                                                    20,340
29182              MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                     15,268
29183              MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                        50,935
29184              MILES MELDISCO K-M 84TH AVE., COLO., INC.                                           32,130
29185              PEORIA, IL., MELDISCO K-M, INC.                                                     11,972
29186              MILES MELDISCO K-M POINT PLAZA, PA., INC.                                           15,722

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29187              MILES MELDISCO K-M PORT HURON, MICH., INC.                                          34,640
29188              VILLA PARK, ILL., MELDISCO K-M, INC.                                                17,955
29189              ROUND LAKE, ILL., MELDISCO K-M, INC.                                                22,541
29190              PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                 14
29191              MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                      14,111
29192              MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                             11,558
29193              NORRIDGE, IL., MELDISCO K-M, INC.                                                   54,310
29194              OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                      27,303
29195              MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                          15,922
29196              MILES MELDISCO K-M ROME, GA., INC.                                                  20,126
29197              MILES MELDISCO K-M TEAL IND INC                                                     18,136
29198              MILES MELDISCO K-M CLARKSVILLE IND INC                                              15,275
29199              MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                     11,213
29200              MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                             48,185
29201              MILES MELDISCO K-M GREELEY, COLO., INC.                                             17,334
29202              MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                           18,408
29203              MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                         10,726
29204              MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                            9,895
29205              MELDISCO K-M 2606 ZION RD., KY., INC.                                               13,443
29206              MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                           16,295
29207              MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                      14,691
29208              MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                      16,244
29209              MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                             9,870
29210              MELDISCO K-M 7422 GALL BLVD., FL., INC.                                             10,138
29211              MELDISCO K-M 1355 E. PASS RD., MS., INC.                                             8,314
29212              MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                          11,258
29213              MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                 27,285
29214              MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                             9,887
29215              MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                            14,316
29216              MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                         11,259
29217              MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                       13,565
29218              MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                           13,575
29219              MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                            22,248
29220              MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                           11,524
29221              MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                    12,148
29222              MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                         12,011
29223              MELDISCO K-M 1401 SPRING ST., MI., INC.                                             10,887
29224              MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                      11,718
29225              MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                        13,173
29226              MELDISCO K-M ALLIANCE, NEB., INC.                                                    6,835
29227              MELDISCO K-M ALEXANDRIA, MN., INC.                                                  11,290
29228              MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                       12,831
29229              MELDISCO K-M ABINGDON, VA., INC.                                                    15,546
29230              MELDISCO K-M AGUADILLA, N.Y., INC.                                                  49,396
29231              MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                      13,082
29232              MELDISCO K-M 8601K WEST M-55, MI., INC.                                             13,559
29233              MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                          18,118
29234              MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                        15,512
29235              MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                              7,523
29236              MELDISCO K-M 4700 SECOND AVE., NE., INC.                                            14,065
29237              MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                            11,024
29238              MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                       16,350
29239              MELDISCO K-M 3790 THIRD ST., FL., INC.                                                   0
29240              MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                          19,820
29241              MELDISCO K-M 3655 PLANK RD., VA., INC.                                              17,652
29242              MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                       11,480
29243              MELDISCO K-M 2110 SO. M-76, MI., INC.                                               18,368

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29244              MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                       17,995
29245              MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                     11,627
29246              MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                           12,492
29247              MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                          10,608
29248              MELDISCO K-M SOUTHBURY, CT., INC.                                                   33,912
29249              MELDISCO K-M CAMINO DR., CAL., INC.                                                 14,817
29250              MELDISCO K-M VIRGINIA, MN., INC.                                                    12,147
29251              MELDISCO K-M THEODORE, ALA., INC.                                                   10,105
29252              MELDISCO K-M THREE NOTCH RD., MD., INC.                                             18,668
29253              MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                21,813
29254              MELDISCO K-M TITUSVILLE, FL., INC.                                                  10,304
29255              MELDISCO K-M TOLLESON, AZ., INC.                                                    22,108
29256              MELDISCO K-M TURNER LAKE RD., GA., INC.                                             14,808
29257              MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                          10,302
29258              MELDISCO K-M VEGA BAJA, P.R., INC.                                                  37,505
29259              MELDISCO K-M VERNAL, UT., INC.                                                      10,526
29260              MELDISCO K-M WILLIAMSBURG, VA., INC.                                                16,276
29261              MELDISCO K-M SUNRISE HWY., N.Y., INC.                                               46,986
29262              MELDISCO K-M TEMECULA, CA., INC.                                                    19,753
29263              MELDISCO K-M SWEETWATER, TN., INC.                                                  12,662
29264              MELDISCO K-M THE DALLES, OR., INC.                                                  15,455
29265              MELDISCO K-M SOMERVILLE, N.J., INC.                                                 17,791
29266              MELDISCO K-M SOUTHGATE SQ., VA., INC.                                               16,496
29267              MELDISCO K-M SPANAWAY, WA., INC.                                                    13,823
29268              MELDISCO K-M SPRINGBORO, OH., INC.                                                  10,900
29269              MELDISCO K-M SPEARFISH, SD., INC.                                                   10,508
29270              MELDISCO K-M WAYNESVILLE, NC.,   INC.                                               14,191
29271              MELDISCO K-M COX CREEK, AL., INC.                                                    9,969
29272              MELDISCO K-M CROSSTOWN RD., GA., INC.                                               10,562
29273              MELDISCO K-M CORVALLIS, OR., INC.                                                   12,606
29274              MELDISCO K-M GILLETTE, WYO., INC.                                                    8,867
29275              MELDISCO K-M EASLEY, S.C., INC.                                                     11,218
29276              MELDISCO K-M WASCO, CA., INC.                                                       14,535
29277              MELDISCO K-M WEBSTER, NY., INC.                                                     33,839
29278              MELDISCO K-M WENATCHEE, WASH., INC.                                                 12,506
29279              MELDISCO K-M WEST ALLIS, WI., INC.                                                  16,601
29280              MELDISCO K-M WEST BABYLON, N.Y., INC.                                               47,419
29281              MELDISCO K-M SWEETWATER, TX., INC.                                                  10,793
29282              MELDISCO K-M WEST BROADWAY, IN., INC.                                               11,655
29283              MELDISCO K-M WEST VALLEY CITY, UT., INC.                                            15,358
29284              MELDISCO K-M WEXFORD, PA., INC.                                                     14,466
29285              MELDISCO K-M WAUPACA, WI., INC.                                                     14,370
29286              MELDISCO K-M WESTWOOD, N.J.                                                         23,244
29287              MELDISCO K-M SPRINGFIELD, MO., INC.                                                 11,752
29288              Dallas Feet, Inc.                                                                       18
29289              SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                  0
29290              Pembroke Feet, Inc.                                                                     18
29291              Jackson Feet, Inc.                                                                      18
29292              Austin Feet, Inc.                                                                       18
29293              East 41st Street Feet, Inc.                                                             18
29294              Sanford Feet, Inc.                                                                      18
29295              Germantown Pkwy. Feet, Inc.                                                             18
29296              Cortana Feet, Inc.                                                                      18
29297              Knoxville Feet, Inc.                                                                    18
29298              Independence Feet, Inc.                                                                 18
29299              Westheimer Feet, Inc.                                                                   18
29300              Lewisville Feet, Inc.                                                                   18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29301              San Pedro Avenue Feet, Inc.                                                             18
29302              Ft. Lauderdale Feet, Inc.                                                               18
29303              Cutler Avenue Feet, Inc.                                                               176
29304              Arlington Feet, Inc.                                                                    18
29305              Tulsa Feet, Inc.                                                                       375
29306              Plano Feet, Inc.                                                                        18
29307              El Paso Feet, Inc.                                                                      18
29308              Albuquerque Feet, Inc.                                                                 378
29309              MELDISCO K-M MANTECA, CA., INC.                                                     14,260
29310              MELDISCO K-M MANAHAWKIN, N.J., INC.                                                 28,597
29311              Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                        21,029
29312              MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                           29,806
29313              MELDISCO K-M MILTON, FLA., INC.                                                      8,734
29314              MELDISCO K-M MCKINLEYVILLE, CA., INC.                                               22,108
29315              MELDISCO K-M MATAMORAS, PA., INC.                                                   32,577
29316              MELDISCO K-M MAYAGUEZ, PR., INC.                                                    45,206
29317              MELDISCO K-M MENTOR, OHIO, INC.                                                     29,729
29318              MELDISCO K-M FREMONT, OH., INC.                                                     16,682
29319              MELDISCO K-M HUMMELSTOWN, PA., INC.                                                 17,929
29320              MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                      23,366
29321              MELDISCO K-M LAKEPORT, CA., INC.                                                    20,891
29322              MELDISCO K-M LAREDO, TX., INC.                                                      39,554
29323              MELDISCO K-M KENTON, OHIO, INC.                                                     12,475
29324              MELDISCO K-M KONA (KAILUA), N.Y., INC.                                              25,415
29325              MELDISCO K-M LACKAWANNA, N.Y., INC.                                                 45,113
29326              MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                           16,504
29327              MELDISCO K-M FENTON, MICH., INC.                                                    20,441
29328              MELDISCO K-M GASTONIA, N.C., INC.                                                   19,399
29329              MELDISCO K-M HANOVER, PA., INC.                                                         58
29330              MELDISCO K-M HASTINGS, NEB., INC.                                                    8,846
29331              MELDISCO K-M HONESDALE, PA., INC.                                                   21,222
29332              MELDISCO K-M HONOLULU, N.Y., INC.                                                   19,758
29333              MELDISCO K-M JOHNSON CITY, TN., INC.                                                24,668
29334              MELDISCO K-M JACKSONVILLE, FLA., INC.                                               21,181
29335              MELDISCO K-M JACKSON, MICH., INC.                                                   21,118
29336              MELDISCO K-M FORT ST. & PA., MI., INC.                                              37,543
29337              MELDISCO K-M RUTLAND, VT., INC.                                                     18,509
29338              MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.               92,004
29339              MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                           23,465
29340              MELDISCO K-M SANDY, UTAH, INC.                                                      16,346
29341              MELDISCO K-M SIDNEY, N.Y., INC.                                                     27,407
29342              MELDISCO K-M SOUTHAVEN, MISS., INC.                                                 14,350
29343              MELDISCO K-M TOWANDA, PA., INC.                                                     23,046
29344              MELDISCO K-M ROBERT ST., MINN., INC.                                                15,785
29345              MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                    23,261
29346              MELDISCO K-M WARWICK BLVD., VA., INC.                                               20,789
29347              MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                            22,035
29348              MELDISCO K-M STUART, FLA., INC.                                                     14,569
29349              MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                     14,323
29350              MELDISCO K-M TAMUNING, GUAM, INC.                                                   77,877
29351              MELDISCO K-M TUSTIN, CA., INC.                                                      16,872
29352              MELDISCO K-M VERSAILLES, KY., INC.                                                  13,452
29353              MELDISCO K-M W. MARKET ST.,N.C.,INC                                                 21,700
29354              MELDISCO K-M WATERTOWN, N.Y., INC.                                                  18,313
29355              MELDISCO K-M WALNUTPORT, PA., INC.                                                  22,491
29356              MELDISCO K-M WARREN, OHIO, INC.                                                     38,184
29357              MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                24,626

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29358              MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                              18,534
29359              MELDISCO K-M NEW LEBANON, OH., INC.                                                 12,112
29360              MELDISCO K-M OAK HILL, WV., INC.                                                    10,412
29361              MELDISCO K-M OVERTON CROSSING, TENN., INC.                                          18,429
29362              MELDISCO K-M PARSIPPANY, N.J., INC.                                                 35,026
29363              MELDISCO K-M PELL CITY, AL., INC.                                                    9,942
29364              MELDISCO K-M PEORIA, ARIZ., INC.                                                    15,269
29365              MELDISCO K-M MORGANTOWN, WV., INC.                                                  15,344
29366              MELDISCO K-M LEWISBURG, WV., INC.                                                   11,675
29367              1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                          11,625
29368              MELDISCO K-M PERRY, FLA., INC.                                                       7,913
29369              MELDISCO K-M PLATTEVILLE, WISC., INC.                                               10,840
29370              MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                          38,630
29371              MELDISCO K-M PORT ROYAL, FLA., INC.                                                 30,369
29372              MELDISCO K-M ST. CROIX, N.Y., INC.                                                  19,306
29373              MELDISCO K-M PORTAGE IN INC                                                         23,597
29374              MELDISCO K-M POWAY, CA., INC.                                                       11,345
29375              MELDISCO K-M POWER RD., AZ., INC.                                                   20,725
29376              MELDISCO K-M N. 32 ST., ARIZ., INC.                                                 18,873
29377              MELDISCO K-M N. AUGUSTA, S.C., INC.                                                  8,870
29378              MELDISCO K-M N. EXPRESSWAY, TX., INC.                                               26,960
29379              MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                           40,764
29380              MELDISCO K-M PR #22 & PR #18, PR., INC.                                             69,936
29381              MELDISCO K-M PUTNAM, CONN., INC.                                                    23,225
29382              MELDISCO K-M REHOBOTH BEACH, DE., INC.                                              20,774
29383              MELDISCO K-M QUEENSBURY, N.Y., INC.                                                 39,342
29384              MELDISCO K-M RENO, PA., INC.                                                        14,355
29385              MELDISCO K-M DECATUR IND INC                                                         9,943
29386              MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                          9,265
29387              MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                           16,719
29388              MELDISCO K-M COLLEGE AVE., CA., INC.                                                16,539
29389              MELDISCO K-M CLIFTON PARK, N.Y., INC.                                               24,535
29390              MELDISCO K-M COLUMBIA, PA., INC.                                                    20,786
29391              MELDISCO K-M EMMET ST., NEB., INC.                                                  18,736
29392              MELDISCO K-M COLUMBUS, IN., INC.                                                    12,999
29393              MELDISCO K-M ELLENTON, FL., INC.                                                    14,038
29394              MELDISCO K-M ELIZABETHTOWN, PA., INC.                                               24,184
29395              MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                      33,113
29396              MELDISCO K-M McMURRAY, PA., INC.                                                    14,896
29397              MELDISCO K-M DRAPER, UT., INC.                                                      12,550
29398              MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                          10,606
29399              MELDISCO K-M DETROIT LAKES, MN., INC.                                               12,172
29400              MELDISCO K-M CLEVELAND, TN., INC.                                                   11,552
29401              MELDISCO K-M ELIZABETHTOWN, KY., INC.                                               17,562
29402              MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                         16,979
29403              MELDISCO K-M DOYLESTOWN, PA., INC.                                                  26,693
29404              MELDISCO K-M ELKINS, W.VA., INC.                                                    10,885
29405              MELDISCO K-M HARRISON, OH., INC.                                                    15,902
29406              MELDISCO K-M HILLMAN ST., CA., INC.                                                 17,743
29407              MELDISCO K-M HWY. #127, KY., INC.                                                   15,030
29408              MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                            16,128
29409              MELDISCO K-M CORINTH, MS., INC.                                                      7,965
29410              MELDISCO K-M COUNTY LINE RD., CA., INC.                                             38,292
29411              MELDISCO K-M CLARKSVILLE, TENN., INC.                                               11,556
29412              MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                            13,951
29413              MELDISCO K-M 1670 E. FOURTH, CA., INC.                                              13,632
29414              MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                          27,171

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29415              MELDISCO K-M COALINGA, CA., INC.                                                    14,801
29416              MELDISCO K-M CLINTON, TN., INC.                                                      7,582
29417              MELDISCO K-M CLINTON, OKLA., INC.                                                    8,799
29418              MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                              13,182
29419              MELDISCO K-M CLARKSBURG, WV., INC                                                   16,591
29420              MELDISCO K-M COMERIO AVE., PR., INC.                                                51,176
29421              HINSDALE, ILL., MILES MELDISCO K-M, INC.                                            15,302
29422              GRANITE CITY, ILL., MELDISCO K-M, INC.                                              13,478
29423              FRANKLIN PARK, ILL., MELDISCO K-M INC.                                              21,842
29424              MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                         9,415
29425              MELDISCO K-M ABERDEEN, S.D., INC.                                                   11,572
29426              JOLIET, ILL., MELDISCO K-M, INC.                                                    12,787
29427              MELDISCO K. M. TUSCALOOSA, ALA., INC.                                               11,310
29428              EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                   15,743
29429              MELDISCO K-M 18 MILE RD., MICH., INC.                                               13,368
29430              MELDISCO K-M CONOVER, NC., INC.                                                     15,724
29431              EMPIRE, ILL., MELDISCO K-M, INC.                                                    14,313
29432              CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                11,864
29433              23RD AVE., ILL., MELDISCO K-M, INC.                                                 14,939
29434              MELDISCO K-M BELLEVILLE, MICH., INC.                                                15,618
29435              MELDISCO K-M BEAVERTON, ORE., INC.                                                  19,485
29436              MELDISCO K-M BAY RD., MICH., INC.                                                   12,787
29437              BELVIDERE RD., ILL., MELDISCO K-M, INC.                                             27,489
29438              CARBONDALE, ILL., MELDISCO K-M, INC.                                                11,973
29439              BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                31,985
29440              MELDISCO K-M 850 SADLER ROAD, FL., INC.                                              4,992
29441              MELDISCO K-M AUBURN, ALA., INC.                                                      9,489
29442              MELDISCO K-M BELLINGHAM, WASH., INC.                                                18,741
29443              MELDISCO K-M APALACHEE PKW., FLA, INC                                               10,225
29444              MELDISCO K-M BARTLESVILLE, OKLA., INC.                                              12,339
29445              MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                          16,860
29446              MELDISCO K-M 52ND ST., WISC., INC.                                                  16,257
29447              MELDISCO K-M 34TH ST., FLA., INC.                                                   13,684
29448              MELDISCO K-M BILLERICA, MASS., INC.                                                 15,106
29449              MELDISCO K-M BERLIN, N.J., INC.                                                     21,647
29450              MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                          28,465
29451              MELDISCO K-M SENECA, S.C., INC.                                                      7,094
29452              MELDISCO K-M ST JOHN IN INC                                                          9,752
29453              MELDISCO K-M PERRYSBURG, OH., INC.                                                   9,840
29454              MELDISCO K-M PARRISH AVE., KY., INC.                                                 9,834
29455              MELDISCO K-M MONTICELLO, MN., INC.                                                  13,595
29456              MELDISCO K-M PALMER PARK BLVD., CO., INC.                                           15,288
29457              MELDISCO K-M PACE PARKWAY, GA., INC.                                                13,589
29458              MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                          13,910
29459              MELDISCO K-M ANNISTON, ALA., INC.                                                   12,061
29460              MELDISCO K-M 4570 LADSON ROAD,   INC.                                                7,443
29461              MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                           15,309
29462              MELDISCO K-M GOVERNOR PLACE, DE., INC.                                              48,317
29463              MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                         16,632
29464              MELDISCO K-M SMYRNA, TN., INC.                                                       9,789
29465              MELDISCO K-M SHOW LOW, AZ., INC.                                                    16,132
29466              SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                           22,743
29467              MELDISCO K-M SHIPPENSBURG, PA., INC.                                                15,705
29468              MELDISCO K-M SHAWANO, WI., INC.                                                     11,877
29469              MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                          59,404
29470              MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                             9,834
29471              MELDISCO K-M HASTINGS, MI., INC.                                                    17,489

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29472              MILES MELDISCO K-M CASPER, WYO., INC.                                               17,911
29473              STREATOR, IL., MELDISCO K-M, INC.                                                    7,840
29474              MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                           23,660
29475              MELDISCO K-M PHENIX CITY, ALA., INC.                                                14,595
29476              MELDISCO K-M OSCODA, MI, INC.                                                       14,055
29477              MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                        12,027
29478              MELDISCO K-M HERMITAGE, PA., INC.                                                   13,148
29479              MELDISCO K-M GLASGOW, KY., INC.                                                     15,507
29480              MELDISCO K-M ELKVIEW, W.V., INC.                                                    20,057
29481              MELDISCO K-M RACINE, WISC., INC.                                                    15,722
29482              MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                        43,446
29483              MELDISCO K-M WALL, NJ., INC.                                                        26,856
29484              MELDISCO K-M GLENDIVE, MONT., INC.                                                   9,795
29485              MELDISCO K-M GLEN BURNIE, MD., INC.                                                 22,982
29486              MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                        12,149
29487              MELDISCO K-M CORNELIA, GA., INC.                                                    15,528
29488              MELDISCO K-M PRICE, UT., INC.                                                        9,279
29489              MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                             14,470
29490              MELDISCO K-M HIGH RIDGE, MO., INC.                                                   9,796
29491              MELDISCO K-M MOREHEAD CITY, N.C., INC.                                              10,685
29492              MELDISCO K-M HAMILTON, MT., INC.                                                    11,318
29493              MELDISCO K-M HENDERSONVILLE, N.C., INC.                                             12,305
29494              MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                           0
29495              MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                 936
29496              MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                             1,738
29497              MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                            448
29498              MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                               50
29499              MELDISCO/PAY LESS HENDERSON, NV., INC.                                                 587
27055              SHOE ZONE #8417                                                                     12,158
27066              SHOE ZONE 8438, INC.                                                                 9,869
                                                                                       TOTAL       41,000,245


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

 In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


ADDITIONAL DATA                                                         SCHEDULE 4
--------------------------------------------------------------------------------------
CASH SUMMARY
                                                                            Amount
                                                                            ------
Total Cash                                                                 $  138.3
--------------------------------------------------------------------------------------

                                           ACCOUNTS RECEIVABLE AGING SUMMARY
--------------------------------------------------------------------------------------
                                       Athletic    Meldisco
                                       Division    Division     Corporate       Total
                                   ---------------------------------------------------

0 to 30 days old                          (0.1)       3.6           1.1           4.6
31 to 60 days old                          0.9        1.2           0.3           2.4
61 to 90 days old                            -        0.2           0.5           0.7
91+ days old                               2.3        0.8           0.2           3.3
                                   ---------------------------------------------------

Total Accounts Receivable                  3.1        5.8           2.1          11.0
Amount considered uncollectable           (1.1)      (0.3)         (0.3)         (1.7)
                                   ---------------------------------------------------

Net Accounts Receivable                    2.0        5.5           1.8           9.3
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                        SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------------
                                       Athletic    Meldisco
                                       Division    Division     Corporate       Total
                                   ---------------------------------------------------
# of days past due
------------------
current                                      -       49.2           1.3          50.5
0 to 30 days past due                        -        7.8             -           7.8
31 to 60 days past due                    (0.1)       0.1             -             -
61 to 90 days past due                       -          -             -             -
91+ days past due                         (1.2)         -           0.2          (1.0)
                                   ---------------------------------------------------

Total Accounts Payable               **   (1.3)      57.1           1.5          57.3
--------------------------------------------------------------------------------------


** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

 In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report


ADDITIONAL DATA (CONTINUED)                                                      SCHEDULE 4 (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                              SUMMARY OF TAXES PAYABLE
---------------------------------------------------------------------------------------------------------
                            BEGINNING      AMOUNT                                                ENDING
                               TAX        WITHHELD OR   AMOUNT        DATE        CHECK NO.        TAX
                             LIABILITY     ACCRUED       PAID         PAID         OR EFT       LIABILITY
=========================================================================================================
 Federal
---------------------------------------------------------------------------------------------------------
 Withholding                     0.6         1.0          1.0        various        EFT              0.6
---------------------------------------------------------------------------------------------------------
 FICA-employee & employer        1.2         1.1          1.2        various        EFT              1.1
---------------------------------------------------------------------------------------------------------
 Unemployment                      -          -            -         various        EFT               -
---------------------------------------------------------------------------------------------------------
 Income                         (7.0)       (0.1)          -                                        (7.1)
---------------------------------------------------------------------------------------------------------
 Other:_________                 3.4        (1.3)          -                                         2.1
---------------------------------------------------------------------------------------------------------
    Total Federal Taxes         (1.8)        0.7          2.2                                       (3.3)
---------------------------------------------------------------------------------------------------------
 State and Local
---------------------------------------------------------------------------------------------------------
 Withholding                     0.4         0.3          0.3        various        EFT & checks     0.4
---------------------------------------------------------------------------------------------------------
 Sales                          (0.6)         -            -        Oct 15 & 20     EFT & checks    (0.6)
---------------------------------------------------------------------------------------------------------
 Excise                          2.8         0.2           -                                         3.0
---------------------------------------------------------------------------------------------------------
 Unemployment                    0.3          -           0.2        various        EFT & checks     0.1
---------------------------------------------------------------------------------------------------------
 Real Property                   1.4          -            -         various        EFT & checks     1.4
---------------------------------------------------------------------------------------------------------
 Personal Property               3.2         0.1           -                                         3.3
---------------------------------------------------------------------------------------------------------
 Income                          4.0         0.2           -                                         4.2
---------------------------------------------------------------------------------------------------------
 Other:____Local                                                                                    -
---------------------------------------------------------------------------------------------------------
    Total State and Local       11.5         0.8          0.5                                       11.8
---------------------------------------------------------------------------------------------------------
 Total Taxes                     9.7         1.5          2.7             -             -            8.5
---------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
October 2004 Monthly Operating Report



CERTIFICATIONS                                                       SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.


Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.


Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    November 15, 2004                   By:  /s/ Richard L. Robbins
         -----------------                        ------------------------------


Title:   Senior V.P. of Financial            Name:  Richard L. Robbins
         Reporting & Controls                      -----------------------------
         ------------------------